                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

                                VANECK VIP TRUST
               (Exact name of registrant as specified in charter)

                      666 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                      666 THIRD AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2018

Item 1. Report to Shareholders

ANNUAL REPORT December 31, 2018

VanEck VIP Trust

VanEck VIP Emerging Markets Fund

800.826.2333	vaneck.com

Certain information contained in this shareholder letter represents the opinion of the investment adviser and may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of December 31, 2018.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  assets and payment history

■  risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons VanEck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does VanEck share?	Can you limit this sharing?
For our everyday business purposes—such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes—to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call us at 1-800-826-2333.
Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call us at 1-800-826-2333.

PRIVACY NOTICE

(unaudited) (continued)

Who we are
Who is providing this notice?	VanEck, its affiliates and funds sponsored or managed by VanEck (collectively “VanEck”).
What we do
How does VanEck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does VanEck collect my personal information?

We collect your personal information, for example, when you

■  open an account or give us your income information

■  provide employment information or give us your contact information

■  tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes—information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■  Our affiliates include companies with a VanEck name such as Van Eck Securities Corporation and others such as Market Vectors Index Solutions GmbH.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ VanEck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
Other important information
California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.
Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among VanEck’s affiliates except with the authorization or consent of the Vermont resident.

VANECK VIP EMERGING MARKETS FUND

December 31, 2018 (unaudited)

Dear Shareholders:

We are pleased to present this annual report, which affords us the opportunity to provide both a brief review of the economic backdrop for the last 12 months and our outlook for 2019.

Review of 2018

As we wrote in our Market Insights research, which can be found at www.vaneck.com/blogs/market-insights/, we began 2018 by noting that global growth had gone from “ticking up” to “firmly in place” and that, while central banks were tightening, Europe remained “two years” behind the U.S. in this trend and had a trickier task. Further, our base case was for 10-year interest rates to rise to 3.5% with the curve not inverting. In its third longest bull market ever, we remained bullish on U.S. equities in the short-term, but were prepared for a correction. Finally, we believed that investors should not be underweight commodities as global growth was supporting the bullish “grind” trade narrative from supply cutbacks.

The big shock to this growth story came with concerns about European and Chinese growth in the summer of 2018. These, together with both unstable politics and weaker bank balance sheets, became obstacles to monetary policy normalization. This resulted in U.S. dollar strength and emerging markets equity weakness. In addition, rather than continuing to “grind” higher, commodities were hit by China worries and other factors and had a disappointing year.

2019 Outlook

Looking forward, three of our macro views for 2019 are that: 1) developed markets central banks are tightening, we believe that Europe continues to be “two years” behind the U.S. in this trend. It will remain a slow process and may well be slower than the U.S.; 2) the pace of U.S. Federal Reserve interest rate hikes slows, with a possible pause to hikes in the next 12 months; and, 3) China’s central bank is stimulating and harder-to-stimulate lending to private companies and financial reform continues. However, the government—the central bank supported by fiscal and other steps—wins in stimulating.

Our market views for the year include: 1) the withdrawal of liquidity will extend to credit and equities, which may result in a bumpier ride for many asset classes; 2) gold should benefit if rate hikes stop; commodities should benefit if China resurgence offsets developed world slowdown; and, 3) emerging markets should benefit on a relative basis if China stimulus works.

1

VANECK VIP EMERGING MARKETS FUND

(unaudited) (continued)

To keep you informed on an ongoing basis, we encourage you to stay in touch with us through the videos, email subscriptions, and research blogs available on our website, www.vaneck.com. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

We sincerely thank you for investing in VanEck’s investment strategies. On the following pages, you will find the performance discussion and financial statements for the fund for the twelve month period ended December 31, 2018. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck

CEO and President
VanEck VIP Trust

January 11, 2019

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus carefully before investing.

2

Fund Review

The Initial Class shares of the VanEck VIP Emerging Markets Fund (the “Fund”) lost 23.49% for the 12 months ended December 31, 2018, underperforming the MSCI Emerging Markets Investable Market Index (MSCI EM IMI),1 which lost 15.04%. During the 12 months ended December 31, 2018, the most significant impact on emerging markets and the Fund came from a combination of concerns about: 1) the continuing trade conflict between the U.S. and China (and economic slowdown in China); and, 2) tightening by the U.S. Federal Reserve (Fed) that resulted in a stronger U.S. dollar and higher yields.

2018 was definitely a disappointing year, particularly after a strong result in 2017. But this was not entirely surprising given the Fund’s longstanding significant overweight in small and mid-sized companies and the philosophy of seeking to invest in structural growth. Both growth as a factor, and smaller companies, underperformed the index in 2018. Although the longer-term results of this approach speak for themselves, it is disappointing that both 2016 and 2018 suffered from this effect. Clearly these recent challenges bring down our relative performance rankings for periods that include those years, but we believe that our approach generates better returns in the longer term—through a full market cycle.

Unlike the factors described above, we do not feel that our stock selection was so much of an issue for 2018. Especially during the summer, when markets and China were affected by the anticipation of a global growth slowdown, we did a heightened and rigorous reexamination of every one of the Fund’s holdings and really did not make many changes. Typically, we find that the companies that we invest in show relatively strong operating performance during times of stress, although their valuations can be disproportionately affected. The one thing that we can say is that from our experience, periods of underperformance that lead to the attractive valuations that we see now are typically followed by a period of strong outperformance.

China is an important topic for all portfolios but especially for this fund. We will not address all China issues here, we do that in other documents, like our quarterly research outlooks. China is going through some major changes, some positive and some more challenging. But for the purposes of this fund, it is a country where good companies can thrive even though their stock prices are buffeted from time to time by political and other events like the “trade war”.

3

VANECK VIP EMERGING MARKETS FUND

(unaudited) (continued)

On a sector level, exposures in the healthcare and financials sectors hurt performance, in addition to a lack of allocation to energy. On a country level, China, Brazil, and Taiwan detracted from performance. On the positive side, consumer staples and real estate worked well for the Fund, as did exposures in South Korea and South Africa.

The Fund’s top three performing individual positions during were: The Chinese educational company, TAL Education Group (position sold during the period), a high quality stock that performed well in the first half of the year, but thereafter, along with other Chinese education shares, suffered from uncertainty over government policy on regulatory oversight and fears that changes might negatively affect both growth and income; Brazilian car rental company Movida Participações S.A. (1.5% of Fund net assets*), which was able both to stem previously unexpectedly high losses from its operations in terms of damaged and stolen cars and also markedly improve its car resale business; and YiHai International Holdings Limited (1.0% of Fund net assets*), a leading Chinese compound condiment (seasoning) manufacturer that primarily targets the hot pot condiment market. YiHai continued to benefit from its relationship with restaurant group Haidilao International Holding Limited, its parent company.

The Fund’s three weakest performing companies were: Tencent Holdings Limited (6.1% of Fund net assets*), which suffered from concerns about current regulatory issues, subsequently resolved, in China video gaming and health; associated with its continuing investment in physical assets, Chinese e-commerce company Alibaba Group Holding (5.8% of Fund net assets*), which suffered as margins were revised down; and Samsung Electronics (2.8% of Fund net assets*), which was hit both by concerns about cyclicality and the decline in memory prices in the fourth quarter of the year.

Market Review

2018, a challenging year for global markets, was driven by macroeconomic factors in the form of contracting U.S. dollar liquidity, a rising U.S. dollar, trade conflicts, and a slowdown in global growth, especially in emerging markets’ largest economy, China. After a euphoric start to the year, volatility spiked as inflation fears in the U.S. strengthened the case for higher rates. Global trade renegotiations (NAFTA, Eurozone, and China) also added fuel to the fire. The market saw the start of what can be described as a Thucydidean2 conflict between the U.S. and China over trade and ever-increasing fears of a Chinese economic slowdown.

4

In the midst of it all, we continue to believe that the real story in emerging markets remains the long march of secular growth. Despite the vicissitudes (which we have seen before many times) of the market this year, we remain confident in our companies. We invest for the long term and, in the long term, markets have historically come back. As far as we are concerned, we can report that, in our opinion, some of the world’s best structural growth expressions may be selling at a discount.

Looking forward, there are plenty of reasons to be optimistic in 2019. First, and most importantly, it is hard to make a strong case for the U.S. dollar in 2019 in the face of a slowdown in rising U.S. rates and expanding U.S. twin deficits. Second, we expect positive developments on the China front in 2019. Valuations in emerging markets are currently below the asset class’ long-term average, and at a multi-year low compared to the S&P 500. The picture is, however, not all rosy. We may see further downgrades in the earnings of emerging markets companies in 2019. In addition, a resumption in the trade war between China and the U.S. could also be damaging, at least to sentiments.

For more information or to access investment and market insights from the investment team, visit our web site or subscribe to our commentaries. To subscribe to VanEck’s emerging markets equity updates, please contact us at 800.826.2333 or visit www.vaneck.com/subscribe to register.

The Fund is subject to the risks associated with its investments in emerging markets securities, which tend to be more volatile and less liquid than securities traded in developed countries. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in derivatives, illiquid securities, and small- or mid-cap companies. The Fund is also subject to inflation risk, market risk, non-diversification risk, and leverage risk. Please see the prospectus for information on these and other risk considerations.

5

VANECK VIP EMERGING MARKETS FUND

(unaudited) (continued)

We appreciate your participation in the VanEck VIP Emerging Markets Fund, and we look forward to helping you meet your investment goals in the future.

David Semple	Angus Shillington
Portfolio Manager January 16, 2019	Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits, which are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

*	All Fund assets referenced are Total Net Assets as of December 31, 2018.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The MSCI Emerging Markets Investable Market Index (MSCI EM IMI) is a free float-adjusted market capitalization index that is designed to capture large-, mid- and small-cap representation across 24 emerging markets countries. Emerging Markets countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
6

[2]	Thucydides, the ancient Athenian historian, when describing Athens’ conflict with an aspiring Sparta in his History of The Peloponnesian War said: “It was the rise of Athens and the fear that this inspired in Sparta that made war inevitable.” Even back in 2014, Chinese President Xi Jinping was quoted in the South China Morning Post saying: “We all need to work together to avoid the Thucydides trap . . .” (South China Morning Post: China needs patience to achieve a peaceful rise, February 8, 2014, https://www.scmp.com/comment/insight-opinion/article/1422780/china-needs-patience-achieve-peaceful-rise?page=all)
7

VANECK VIP EMERGING MARKETS FUND

PERFORMANCE COMPARISON

December 31, 2018 (unaudited)

Average Annual
Total Return	Fund
12/31/18	Initial Class	MSCI EM IMI
One Year	(23.49)%	(15.04)%
Five Year	(0.18)%	1.56%
Ten Year	11.21%	8.24%

Average Annual Total Return	Fund
12/31/18	Class S	MSCI EM IMI
One Year	(23.77)%	(15.04)%
Life* (annualized)	5.24%	7.56%
Life* (cumulative)	14.58%	21.44%
*	Inception date for the Fund was 5/2/16 (Class S).

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index

Performance of Class S shares will vary from that of the Initial Class shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Ten Year: Initial Class)

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees, if any, and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

8

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

MSCI Emerging Markets Investable Market Index (MSCI EM IMI) is a free float-adjusted market capitalization index that is designed to capture large-, mid- and small-cap representation across 24 emerging markets countries (reflects no deduction for expenses or taxes except withholding taxes).

Emerging Markets countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

9

VANECK VIP EMERGING MARKETS FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 to December 31, 2018.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

				Expenses Paid
		Beginning	Ending	During the Period*
		Account Value	Account Value	July 1, 2018 -
		July 1, 2018	December 31, 2018	December 31, 2018
VanEck VIP Emerging Markets Fund
Initial Class	Actual	$1,000.00	$834.30	$5.87
	Hypothetical**	$1,000.00	$1,018.80	$6.46
Class S	Actual	$1,000.00	$832.70	$7.21
	Hypothetical**	$1,000.00	$1,017.34	$7.93

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2018), of 1.27% on Initial Class Shares and 1.56% on Class S Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
11

VANECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

December 31, 2018

Number of Shares		Value

COMMON STOCKS: 93.1%

Argentina: 0.5%
78,000	Grupo Supervielle SA (ADR)	$677,040
Brazil: 4.6%
340,400	Fleury SA #	1,732,340
548,900	International Meal Co. Alimentacao SA #	1,004,142
915,000	Movida Participacoes SA #	2,026,885
162,000	Rumo SA * #	709,312
69,400	Smiles Fidelidade SA #	783,002
		6,255,681
China / Hong Kong: 33.9%
57,090	Alibaba Group Holding Ltd. (ADR) *	7,825,326
1,495,000	A-Living Services Co. Ltd. * # Reg S 144A	2,022,892
171,000	Anta Sports Products Ltd. #	818,638
71,400	Baozun, Inc. (ADR) *	2,085,594
4,226,000	Beijing Enterprises Water Group Ltd. #	2,157,056
3,588,969	China Animal Healthcare Ltd. * # § ∞	0
2,788,000	China Maple Leaf Educational Systems Ltd. #	1,241,490
1,841,000	China ZhengTong Auto Services Holdings Ltd. #	1,096,817
1,115,929	Focus Media Information Technology Co. Ltd. #	851,525
Number of Shares		Value

China / Hong Kong: (continued)
2,779,000	Fu Shou Yuan International Group Ltd. #	$2,096,402
537,000	Galaxy Entertainment Group Ltd. #	3,392,039
62,200	Huazhu Group Ltd. (ADR)	1,780,786
26,997	Kweichow Moutai Co. Ltd. #	2,331,966
784,000	Ping An Insurance Group Co. of China Ltd. #	6,916,459
84,000	Shenzhou International Group Holdings Ltd. #	954,731
28,000	Silergy Corp. #	412,039
206,200	Tencent Holdings Ltd. #	8,264,563
556,000	Yihai International Holding Ltd. #	1,353,371
		45,601,694
Egypt: 1.5%
325,750	Commercial International Bank Egypt SAE #	1,361,608
958,802	Juhayna Food Industries #	601,619
167,555	Sarwa Capital SAE *	60,062
		2,023,289
Georgia: 1.5%
69,700	Bank of Georgia Group Plc (GBP) #	1,224,389
60,700	Georgia Capital Plc (GBP) *	789,929
		2,014,318
Germany: 0.9%
31,000	Delivery Hero SE * # Reg S 144A	1,157,353
Hungary: 0.5%
16,500	OTP Bank Nyrt #	666,816

See Notes to Financial Statements

12

Number of Shares		Value

India: 9.1%
101,000	Cholamandalam Investment and Finance Co. Ltd. #	$1,825,500
124,600	HDFC Bank Ltd. #	3,790,578
32,800	HDFC Bank Ltd. (ADR)	3,397,752
145,800	Phoenix Mills Ltd. #	1,175,582
73,500	Quess Corp. Ltd. * # Reg S 144A	692,469
104,000	Titan Co. Ltd. #	1,381,488
		12,263,369
Indonesia: 2.6%
9,680,000	Bank Rakyat Indonesia Tbk PT #	2,466,059
7,950,000	Bank Tabungan Pensiunan Nasional Syariah Tbk PT * #	992,787
		3,458,846
Kenya: 0.7%
4,477,000	Safaricom Plc	977,559
Kuwait: 0.8%
102,455	Human Soft Holding Co. KSC	1,106,710
Malaysia: 1.6%
1,084,000	Malaysia Airports Holdings Bhd #	2,195,822
Mexico: 2.8%
508,000	Qualitas Controladora SAB de CV	1,069,161
290,800	Regional SAB de CV	1,336,377
663,000	Unifin Financiera SAB de CV SOFOM ENR	1,410,563
		3,816,101
Number of Shares		Value

Peru: 0.6%
3,715	Credicorp Ltd. (USD)	$823,504
Philippines: 4.7%
3,379,000	Ayala Land, Inc. #	2,611,710
10,980,000	Bloomberry Resorts Corp. #	1,963,385
955,200	International Container Terminal Services, Inc.	1,816,488
		6,391,583
Poland: 0.6%
18,139	Kruk SA #	760,332
Russia: 2.7%
178,480	Sberbank of Russia PJSC (ADR) #	1,954,564
59,137	Yandex NV (USD) *	1,617,397
		3,571,961
South Africa: 6.6%
606,000	Advtech Ltd.	631,798
32,875	Naspers Ltd. #	6,582,116
1,457,924	Transaction Capital Ltd. #	1,724,932
		8,938,846
South Korea: 2.8%
9,500	Koh Young Technology, Inc. #	703,314
1,475	Samsung Biologics Co. Ltd. * # Reg S 144A	513,056
12,785	Samsung SDI Co. Ltd. * #	2,512,993
		3,729,363
Spain: 2.1%
116,203	CIE Automotive SA #	2,852,031
Switzerland: 0.7%
24,900	Wizz Air Holdings Plc (GBP) * # Reg S 144A	889,577

See Notes to Financial Statements

13

VANECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

Taiwan: 3.6%
292,000	Basso Industry Corp. #	$431,634
331,000	Chroma ATE, Inc. #	1,272,090
82,712	Gourmet Master Co. Ltd. #	553,769
160,010	Poya International Co. Ltd. #	1,648,785
181,000	TaiMed Biologics, Inc. * #	967,814
		4,874,092
Thailand: 2.7%
880,000	CP ALL PCL #	1,858,224
1,243,478	Srisawad Corp. PCL (NVDR) #	1,721,340
		3,579,564
Turkey: 3.1%
232,296	AvivaSA Emeklilik ve Hayat AS	336,648
639,140	MLP Saglik Hizmetleri AS * # Reg S 144A	1,291,745
639,968	Sok Marketler Ticaret AS * #	1,301,306
377,000	Tofas Turk Otomobil Fabrikasi AS #	1,203,388
		4,133,087
United Arab Emirates: 1.0%
37,200	NMC Health Plc (GBP) #	1,298,326

United Kingdom: 0.0%
1,235,312	Hirco Plc * # § ∞	0
Number of Shares		Value

United States: 0.6%
51,000	Laureate Education, Inc. *	$777,240
Uruguay: 0.3%
204,910	Biotoscana Investments SA (BDR)	438,290
Total Common Stocks (Cost: $118,193,931)		125,272,394
PREFERRED STOCKS: 4.7%
Brazil: 1.9%
272,640	Itau Unibanco Holding SA, 5.97% #	2,495,236
South Korea: 2.8%
133,600	Samsung Electronics Co. Ltd., 4.70% #	3,817,441
Total Preferred Stocks (Cost: $4,776,912)		6,312,677
MONEY MARKET FUND: 2.1% (Cost: $2,913,334)
2,913,334	AIM Treasury Portfolio — Institutional Class	2,913,334
Total Investments: 99.9% (Cost: $125,884,177)		134,498,405
Other assets less liabilities: 0.1%		91,956
NET ASSETS: 100.0%		$134,590,361

See Notes to Financial Statements

14

Definitions:
ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt
GBP	British Pound
NVDR	Non-Voting Depositary Receipt
USD	United States Dollar

Footnotes:
*	Non-income producing
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $102,626,847 which represents 76.3% of net assets.
§	Illiquid Security – the aggregate value of illiquid securities is $0 which represents 0.0% of net assets.
∞	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $6,567,092, or 4.9% of net assets.

Summary of Investments by Sector	% of Investments	Value
Communication Services	13.6%	$18,224,637
Consumer Discretionary	26.8	36,003,546
Consumer Staples	5.5	7,446,486
Financials	28.1	37,801,636
Health Care	4.6	6,241,571
Industrials	7.7	10,353,445
Information Technology	7.1	9,569,402
Real Estate	2.8	3,787,292
Utilities	1.6	2,157,056
Money Market Fund	2.2	2,913,334
	100.0%	$134,498,405

See Notes to Financial Statements

15

VANECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Argentina	$677,040	$—	$—	$677,040
Brazil	—	6,255,681	—	6,255,681
China / Hong Kong	11,691,706	33,909,988	0	45,601,694
Egypt	60,062	1,963,227	—	2,023,289
Georgia	789,929	1,224,389	—	2,014,318
Germany	—	1,157,353	—	1,157,353
Hungary	—	666,816	—	666,816
India	3,397,752	8,865,617	—	12,263,369
Indonesia	—	3,458,846	—	3,458,846
Kenya	977,559	—	—	977,559
Kuwait	1,106,710	—	—	1,106,710
Malaysia	—	2,195,822	—	2,195,822
Mexico	3,816,101	—	—	3,816,101
Peru	823,504	—	—	823,504
Philippines	1,816,488	4,575,095	—	6,391,583
Poland	—	760,332	—	760,332
Russia	1,617,397	1,954,564	—	3,571,961
South Africa	631,798	8,307,048	—	8,938,846
South Korea	—	3,729,363	—	3,729,363
Spain	—	2,852,031	—	2,852,031
Switzerland	—	889,577	—	889,577
Taiwan	—	4,874,092	—	4,874,092
Thailand	—	3,579,564	—	3,579,564
Turkey	336,648	3,796,439	—	4,133,087
United Arab Emirates	—	1,298,326	—	1,298,326
United Kingdom	—	—	0	—
United States	777,240	—	—	777,240
Uruguay	438,290	—	—	438,290
Preferred Stocks*	—	6,312,677	—	6,312,677
Money Market Fund	2,913,334	—	—	2,913,334
Total	$31,871,558	$102,626,847	$0	$134,498,405

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

16

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2018:

Common Stocks
	China / Hong Kong	United Kingdom
Balance as of December 31, 2017	$ 0	$ 0
Realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	0	0
Purchases	—	—
Sales	—	—
Transfers in and/or out of level 3	—	—
Balance as of December 31, 2018	$ 0	$ 0

See Notes to Financial Statements

17

VANECK VIP EMERGING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

Assets:
Investments, at value (Cost $125,884,177)	$134,498,405
Cash	322,486
Cash denominated in foreign currency, at value (Cost $671)	671
Receivables:
Shares of beneficial interest sold	278,089
Dividends	81,306
Prepaid expenses	4,523
Other assets	34,526
Total assets	135,220,006
Liabilities:
Payables:
Investments purchased	322,486
Shares of beneficial interest redeemed	50,261
Due to Adviser	113,204
Due to Distributor	29
Deferred Trustee fees	63,322
Accrued expenses	80,343
Total liabilities	629,645
NET ASSETS	$134,590,361
Initial Class Shares:
Net Assets	$134,439,897
Shares of beneficial interest outstanding	11,271,627
Net asset value, redemption and offering price per share	$11.93
Class S Shares:
Net Assets	$150,464
Shares of beneficial interest outstanding	12,751
Net asset value, redemption and offering price per share	$11.80
Net Assets consist of:
Aggregate paid in capital	$122,016,594
Total distributable earnings (loss)	12,573,767
$134,590,361

See Notes to Financial Statements

18

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

Income:
Dividends (net of foreign taxes withheld of $302,667)		$2,788,271
Expenses:
Management fees	$1,647,090
Distribution fees – Class S	192
Transfer agent fees – Initial Class Shares	26,110
Transfer agent fees – Class S Shares	13,651
Custodian fees	112,660
Professional fees	98,842
Reports to shareholders	45,386
Insurance	7,874
Trustees’ fees and expenses	22,811
Interest	867
Other	29,037
Total expenses	2,004,520
Waiver of management fees	(13,576)
Net expenses		1,990,944
Net investment income		797,327
Net realized gain (loss) on:
Investments (net of foreign taxes of $224)		5,517,979
Foreign currency transactions and foreign denominated assets and liabilities		(128,862)
Net realized gain		5,389,117
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign taxes of $472)		(47,879,955)
Foreign currency transactions and foreign denominated assets and liabilities		(1,329)
Net change in unrealized appreciation (depreciation)		(47,881,284)
Net Decrease in Net Assets Resulting from Operations		$(41,694,840)

See Notes to Financial Statements

19

VANECK VIP EMERGING MARKETS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$797,327	$427,019
Net realized gain	5,389,117	11,498,343
Net change in unrealized appreciation (depreciation)	(47,881,284)	52,153,639
Net increase (decrease) in net assets resulting from operations	(41,694,840)	64,079,001
Dividends to shareholders:
Dividends and Distributions
Initial Class Shares	(485,467)	(628,893)
Class S Shares	—	(86)
Total dividends and distributions	(485,467)	(628,979)
Share transactions*:
Proceeds from sale of shares
Initial Class Shares	35,110,654	51,293,239
Class S Shares	144,250	19,058
	35,254,904	51,312,297
Reinvestment of dividends and distributions
Initial Class Shares	485,467	628,893
Class S Shares	—	86
	485,467	628,979
Cost of shares redeemed
Initial Class Shares	(46,872,965)	(49,212,339)
Class S Shares	(6,629)	(1,686)
	(46,879,594)	(49,214,025)
Net increase (decrease) in net assets resulting from share transactions	(11,139,223)	2,727,251
Total increase (decrease) in net assets	(53,319,530)	66,177,273
Net Assets:
Beginning of year	187,909,891	121,732,618
End of year (a)	$134,590,361	$187,909,891
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Initial Class Shares:
Shares sold	2,471,078	3,905,345
Shares reinvested	29,053	57,644
Shares redeemed	(3,245,170)	(3,645,261)
Net increase (decrease)	(745,039)	317,728
Class S Shares:
Shares sold	10,848	1,594
Shares reinvested	—	8
Shares redeemed	(542)	(124)
Net increase	10,306	1,478

(a)	Includes undistributed net investment income of $324,453, in 2017. S-X Disclosure Simplification eliminated the requirement to disclose undistributed net investment income (loss) in 2018 (See Note 10).

See Notes to Financial Statements

20

VANECK VIP EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Initial Class Shares
	Year Ended December 31,
	2018	2017	2016		2015	2014
Net asset value, beginning of year	$15.63	$10.40	$10.50		$12.95	$14.90
Income from investment operations:
Net investment income	0.07 (b)	0.04 (b)	0.08		0.09	0.10
Net realized and unrealized gain (loss) on investments	(3.73)	5.24		(0.08)	(1.80)	(0.23)
Total from investment operations	(3.66)	5.28	(0.00	)(c)	(1.71)	(0.13)
Less dividends and distributions from:
Net investment income	(0.04)	(0.05)		(0.05)	(0.07)	(0.08)
Net realized capital gains	—	—		(0.05)	(0.67)	(1.74)
Total dividends and distributions	(0.04)	(0.05)		(0.10)	(0.74)	(1.82)
Net asset value, end of year	$11.93	$15.63	$10.40		$10.50	$12.95
Total return (a)	(23.49)%	51.03%	0.10%		(13.99)%	(0.41)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$134,440	$187,872	$121,723		$128,025	$153,436
Ratio of gross expenses to average net assets	1.21%	1.19%		1.18%	1.14%	1.17%
Ratio of net expenses to average net assets	1.21%	1.19%		1.18%	1.14%	1.17%
Ratio of net expenses to average net assets excluding interest expense	1.21%	1.19%	1.19	%(d)	1.13%	1.17%
Ratio of net investment income to average net assets	0.48%	0.27%		0.70%	0.71%	0.69%
Portfolio turnover rate	34%	42%		62%	65%	85%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares. Total returns do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the returns would be lower than those shown.
(b)	Calculated based upon average shares outstanding
(c)	Amount represents less than $0.005 per share
(d)	Excludes reimbursement from prior year custodial charge of 0.02%.

See Notes to Financial Statements

21

VANECK VIP EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class S Shares
	Year Ended				May 2, 2016 (a) through
	December 31,				December 31,
	2018		2017		2016
Net asset value, beginning of period	$15.48		$10.36		$10.35
Income from investment operations:
Net investment income (loss)	(0.04	)(b)	(0.04	)(b)	0.01
Net realized and unrealized gain (loss) on investments	(3.64)		5.21		—	(c)
Total from investment operations	(3.68)		5.17		0.01
Less dividends from:
Net investment income	—		(0.05)		—
Net asset value, end of period	$11.80		$15.48		$10.36
Total return (d)	(23.77)%		50.16%		0.10	%(e)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$150		$38		$10
Ratio of gross expenses to average net assets	19.19%		51.45%		30.43	%(f)
Ratio of net expenses to average net assets	1.59%		1.75%		1.75	%(f)
Ratio of net expenses to average net assets excluding interest expense	1.59%		1.75%		1.75	%(f)
Ratio of net investment income (loss) to average net assets	(0.27)%		(0.33)%		0.12	%(f)
Portfolio turnover rate	34%		42%		62	%(e)(g)
(a)	Commencement of operations
(b)	Calculated based upon average shares outstanding
(c)	Amount represents less than $0.005 per share
(d)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares. Total returns do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the returns would be lower than those shown.
(e)	Not annualized
(f)	Annualized
(g)	Portfolio turnover is calculated at the fund level and represents a one year period.

See Notes to Financial Statements

22

VANECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Note 1—Fund Organization—VanEck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Emerging Markets Fund (the “Fund”) is a diversified series of the Trust and seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund currently offers two classes of shares: Initial Class Shares and Class S Shares. The two classes are identical except Class S Shares are subject to a distribution fee.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services — Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures
23

VANECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

contracts. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (the “Adviser”) provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.
24

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Fund’s investments are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

Effective in the current reporting period, it is no longer required to separately present distributions from net investment income and distributions from net
25

VANECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

realized capital gains. Additionally, undistributed net investment income (loss) included in net assets is no longer disclosed separately in the Statement of Changes in Net Assets. There were no distributions from realized capital gains in the prior fiscal year.

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

F.	Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. The Fund held no derivative instruments during the year ended December 31, 2018.

G.	Components of Capital—Effective with the current reporting period, Net unrealized appreciation (depreciation), Undistributed net investment income (loss), and Accumulated net realized gain (loss) are aggregated and disclosed as Total distributable earnings (loss) in the Statement of Assets and Liabilities.

H.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts,
26

is accrued as earned. Realized gains and losses are calculated on the specific identified cost basis. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments.

Income, expenses (excluding class-specific expenses), realized and unrealized gains (losses) are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has agreed, until at least May 1, 2019, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividend and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.30% and 1.55% of average daily net assets for Initial Class Shares and for Class S Shares, respectively. Prior to May 1, 2018 the Advisor had agreed to waive management fees and assume expenses to limit expenses from exceeding 1.50% and 1.75% of average daily net assets for Initial Class Shares and Class S Shares, respectively. For the year ended December 31, 2018, the Adviser waived management fees in the amount of $13,576 for Class S.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Fund’s distributor. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—12b-1 Plan of Distribution—The Trust and the Distributor are parties to a distribution agreement dated May 1, 2006. The Fund has adopted a Distribution Plan (the “Plan”) for Class S Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund is authorized to incur distribution expenses for its Class S Shares which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts, and payments to the Distributor for reimbursement of other actual

27

VANECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid in any one year is 0.25% of average daily net assets for Class S Shares and is recorded as Distribution Fees in the Statement of Operations.

Note 5—Investments—For the year ended December 31, 2018, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated to $55,600,804 and $68,735,632, respectively.

Note 6—Income Taxes—As of December 31, 2018, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$125,977,702	$27,359,439	$(18,838,736)	$8,520,703

At December 31, 2018, the components of distributable earnings (loss) on a tax basis, for the Fund, were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings
$644,208	$3,473,448	$(63,321)	$8,519,432	$12,573,767

The tax character of dividends paid to shareholders was as follows:

	Year Ended December 31, 2018	Year Ended December 31, 2017
Ordinary income	$485,467	$628,979

During the year ended December 31, 2018, the Fund utilized $1,983,714 of its capital loss carryover available from prior years.

Each year, the Fund assesses the need for any reclassifications due to permanent book to tax differences that affect distributable earnings / (losses) and aggregate paid in capital. Net assets are not affected by these reclassifications. During the year ended December 31, 2018, the Fund did not have any reclassifications.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might

28

still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the year ended December 31, 2018, the Fund did not incur any interest or penalties.

Note 7—Principal Risks—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The Fund may invest directly in the Russian local market. As a result of events involving Ukraine and the Russian Federation, the United States and the European Union (“EU”) have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact the Fund. Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers’ held by the Fund.

At December 31, 2018, the shareholder accounts of two insurance companies and the Adviser owned approximately 73%, 19%, and 8% of the Fund’s Class S Shares, respectively. The aggregate shareholder accounts of two insurance companies owned approximately 66% and 19% of the Initial Class Shares.

A more complete description of risks is included in the Fund’s prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust and the VanEck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

29

VANECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” on the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” on the Statement of Assets and Liabilities.

Note 9—Bank Line of Credit—The Trust participates with VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2018, the average daily loan balance during the 13 day period for which a loan was outstanding amounted to $832,263 and the average interest rate was 2.98%. At December 31, 2018, the Fund had no outstanding borrowings under the Facility.

Note 10—Recent Accounting Pronouncements—The Funds early adopted certain provisions of Accounting Standards Update No. 2018-13 Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) that eliminate and modify certain disclosure requirements for fair value measurements. The adoption of certain provisions of the ASU 2018-13 had no material effect on financial statements and related disclosures. Management is currently evaluating the potential impact of additional requirements, not yet adopted, to financial statements. The ASU 2018-13 is effective for fiscal years beginning after 15 December 2019 and for interim periods within those fiscal years.

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distributions to shareholders in the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

Note 11—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

30

VANECK VIP EMERGING MARKETS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of VanEck VIP Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of VanEck VIP Emerging Markets Fund (the “Fund”) (one of the Funds constituting the VanEck VIP Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of VanEck VIP Emerging Markets Fund (one of the Funds constituting the VanEck VIP Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures

31

VANECK VIP EMERGING MARKETS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(continued)

in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, NY

February 15, 2019

32

VANECK VIP EMERGING MARKETS FUND

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2018:

Record Date:	01/30/2018
Payable Date:	01/31/2018
Ordinary Income Paid Per Share	$0.041
Dividends Qualifying for the Dividends Received Deduction for Corporations	0.00%*
Foreign Source Income	89.97%*
Foreign Taxes Paid Per Share	$0.040

* Expressed as a percentage of the ordinary income distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments.

33

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2018 (unaudited)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to 2018.	11	Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; formerly Chairman of the Board of the New York Classical Theatre.

Jane DiRenzo Pigott 1957 (A)(G)	Trustee since July 2007	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	11	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

R. Alastair Short 1953 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present.	69	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds, June 2009 – July 2016; Director, Kenyon Review.

Richard D. Stamberger 1959 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	Director, President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	69	Director, Food and Friends, Inc.
34

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Robert L. Stelzl 1945 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Co-Trustee, the estate of Donald Koll, 2012 to present; Trustee, Robert D. MacDonald Trust, 2015 to present; Trustee, GH Insurance Trusts, 2012 to present; Trustee, Joslyn Family Trusts, 2003 to 2014; President, Rivas Capital, Inc. (real estate property management services company), 2004 to December 2014.	11	Director and Chairman, Brookfield Properties, Inc. and Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
35

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2018 (unaudited) (continued)

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel, and Assistant Secretary of the Adviser, Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers Corporation (VEARA) (since 2016); Associate, Clifford Chance US LLP (October 2011 to April 2016); Officer of other investment companies advised by the Adviser.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser (since 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 1996	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (since 2009); Vice President of VESC and VEARA (since 2009); Officer of other investment companies advised by the Adviser.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since January 2018	Vice President and Chief Compliance Officer of the Adviser and VEARA (since January 2018) and Chief Compliance Officer of VESC (since October 2018); Chief Compliance Officer, City National Rochdale, LLC and City National Rochdale Funds (December 2012 to January 2018); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 1955	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.
36

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Since 2008 (Assistant Secretary); since 2016 (Vice President)	Vice President (since 2016), Associate General Counsel and Assistant Secretary (since 2008) and Assistant Vice President (2008 to 2016) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President (since May 2017) and Manager – Portfolio Administration (June 2010 - May 2017) of the Adviser.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Since 2006 (Vice President and until 2014, also Assistant Secretary); since 2014 (Secretary and Chief Legal Officer); since 2016 (Senior Vice President)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) and Vice President (2006 to 2016) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.

Jan F. van Eck, 1963	Chief Executive Officer and President	Since 2010 (Chief Executive Officer and President, prior thereto, served as Executive Vice President)	Director, President, Chief Executive Officer and Owner of the Adviser; Director, President and Chief Executive Officer, VESC; Director, President and Chief Executive Officer, VEARA.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
37

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	VIPEMAR

ANNUAL REPORT December 31, 2018

VanEck VIP Trust

VanEck VIP Global Gold Fund

800.826.2333	vaneck.com

Certain information contained in this shareholder letter represents the opinion of the investment adviser and may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of December 31, 2018.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  assets and payment history

■  risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons VanEck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does VanEck share?	Can you limit this sharing?
For our everyday business purposes—such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes—to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share
To limit our sharing

Call us at 1-800-826-2333.

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call us at 1-800-826-2333.

PRIVACY NOTICE

(unaudited) (continued)

Who we are
Who is providing this notice?	VanEck, its affiliates and funds sponsored or managed by VanEck (collectively “VanEck”).
What we do
How does VanEck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does VanEck collect my personal information?

We collect your personal information, for example, when you

■  open an account or give us your income information

■  provide employment information or give us your contact information

■  tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes—information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■  Our affiliates include companies with a VanEck name such as Van Eck Securities Corporation and others such as Market Vectors Index Solutions GmbH.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ VanEck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
Other important information
California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.
Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among VanEck’s affiliates except with the authorization or consent of the Vermont resident.

VANECK VIP GLOBAL GOLD FUND

December 31, 2018 (unaudited)

Dear Shareholders:

We are pleased to present this annual report, which affords us the opportunity to provide both a brief review of the economic backdrop for the last 12 months and our outlook for 2019.

Review of 2018

As we wrote in our Market Insights research, which can be found at www.vaneck.com/blogs/market-insights/, we began 2018 by noting that global growth had gone from “ticking up” to “firmly in place” and that, while central banks were tightening, Europe remained “two years” behind the U.S. in this trend and had a trickier task. Further, our base case was for 10-year interest rates to rise to 3.5% with the curve not inverting. In its third longest bull market ever, we remained bullish on U.S. equities in the short-term, but were prepared for a correction. Finally, we believed that investors should not be underweight commodities as global growth was supporting the bullish “grind” trade narrative from supply cutbacks.

The big shock to this growth story came with concerns about European and Chinese growth in the summer of 2018. These, together with both unstable politics and weaker bank balance sheets, became obstacles to monetary policy normalization. This resulted in U.S. dollar strength and emerging markets equity weakness. In addition, rather than continuing to “grind” higher, commodities were hit by China worries and other factors and had a disappointing year.

2019 Outlook

Looking forward, three of our macro views for 2019 are that: 1) developed markets central banks are tightening, we believe that Europe continues to be “two years” behind the U.S. in this trend. It will remain a slow process and may well be slower than the U.S.; 2) the pace of U.S. Federal Reserve interest rate hikes slows, with a possible pause to hikes in the next 12 months; and, 3) China’s central bank is stimulating and harder-to-stimulate lending to private companies and financial reform continues. However, the government—the central bank supported by fiscal and other steps—wins in stimulating.

Our market views for the year include: 1) the withdrawal of liquidity will extend to credit and equities, which may result in a bumpier ride for many asset classes; 2) gold should benefit if rate hikes stop; commodities should benefit if China resurgence offsets developed world slowdown; and, 3) emerging markets should benefit on a relative basis if China stimulus works.

1

VANECK VIP GLOBAL GOLD FUND

(unaudited) (continued)

To keep you informed on an ongoing basis, we encourage you to stay in touch with us through the videos, email subscriptions, and research blogs available on our website, www.vaneck.com. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

We sincerely thank you for investing in VanEck’s investment strategies. On the following pages, you will find the performance discussion and financial statements for the fund for the twelve month period ended December 31, 2018. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck VIP Trust

January 11, 2019

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus carefully before investing.

2

Management Discussion

The Class S shares of the VanEck VIP Global Gold Fund (the “Fund”) fell 15.70% (Class A shares, excluding sales charge) during the 12 months ended December 31, 2018, underperforming the NYSE Arca Gold Miners Index (GDMNTR)1 which fell 8.54% during the same period. The small-cap gold mining stocks, as represented by the MVIS Global Junior Gold Miners Index (MVGDXJTR)2 declined 11.25%.

Gold Sector Overview

Throughout 2018, the primary headwind to gold has been the continued strength of the U.S. dollar. However, a weaker U.S. dollar sent the price of gold higher early in the year. Gold traded as high as $1,366 on January 25 and again reached $1,365 per ounce on April 11. This level has been the proverbial price ceiling for gold since 2014. In August, the U.S. Dollar Index (DXY)3 reached fresh yearly highs, which caused gold to fall below the important $1,200 level. Thin summer trading activity enabled sellers to dominate as net speculative positioning on Comex (the primary futures and options market for trading metals) turned short for the first time since 2001 when gold was under $300 per ounce. However, early in December, the gold price gained as the market interpreted the U.S. Federal Reserve’s (Fed) rate hike and their indication of future rate increases as potentially negative for the U.S. economy. Gold closed at $1,282.45 per ounce on December 31, recording an annual loss of $20.60 (-1.6%).

Fund Review

At the end of December 2018, the Fund was almost fully invested in equities, and held no gold bullion.

The Fund’s performance did not meet expectations in 2018, even though there were some strong winners. Mid-tier producer Kirkland Lake Gold Ltd. (9.7% of net assets†) was able to expand high-grade reserves and production, resulting in strong gains for the Fund’s top position. Several of the Fund’s Australian mid-tier holdings also outperformed thanks to strong operating results. The Fund’s top junior developer, Corvus Gold Inc. (2.2% of net assets†), advanced as the company published a robust preliminary economic assessment for its project in Nevada.

It was a particularly difficult year for junior companies. Tax loss selling and liquidation of a large gold fund weighed on juniors in the fourth quarter of 2018. The weak stock performance belies the fact that the sector is generally doing well both operationally and financially. This has resulted in

3

VANECK VIP GLOBAL GOLD FUND

(unaudited) (continued)

valuations that are well below the long-term average. Strong company fundamentals suggest that this value gap could close once investors take a more positive outlook for the gold price.

However, some fundamental issues did drive down the share price of several companies during the year. A number of junior and mid-tier companies in the portfolio reported unanticipated operating or social problems that impacted performance. An investment decision includes the investment team’s determination, through due diligence, that management is able to mitigate operating and social risks. Thus, when companies fail to operate as planned, we must determine whether it is a temporary issue or a lasting problem for management. In 2018, seven companies failed to properly manage risks, which is more than double the norm. Four of these are no longer in the portfolio, while we expect three of them to regain their lost performance in 2019.

A second area of underperformance was due to geopolitical risks associated with incoming President Andrés Manuel López Obrador of Mexico. It was anticipated that the new president would be unfriendly to business and could empower unions and anti-mining groups. Because of this, the Fund trimmed its exposure to companies with Mexican operations ahead of the June election. However, after the election and before he took office in December, a controversial airport referendum and proposed anti-mining legislation from his party caused stocks to decline. In hindsight, the Fund’s exposure to Mexico should have been reduced even further in light of this geopolitical risk. The Mexican exposure of the Fund will remain below normal until we see more favorable leadership.

Access investment and market insights from VanEck’s investment professionals by subscribing to our commentaries. To subscribe to the gold and precious metals update, please contact us at 800.826.2333 or visit vaneck.com/subscription to register.

The Fund is subject to the risks associated with concentrating its assets in the gold industry, which can be significantly affected by international economic, monetary and political developments. The Fund’s overall portfolio may decline in value due to developments specific to the gold industry. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is

4

subject to risks associated with investments in derivatives, commodity linked instruments, illiquid securities, and small- or mid-cap companies.

The Fund is also subject to inflation risk, market risk, non-diversification risk, leverage risk, and risks of investments in a wholly owned subsidiary. Please see the prospectus for information on these and other risk considerations.

We appreciate your continued investment in the VanEck VIP Global Gold Fund, and we look forward to helping you meet your investment goals in the future.

Joseph M. Foster Portfolio Manager	Imaru Casanova Deputy Portfolio Manager

January 16, 2019

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits, which are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

†	All Fund assets referenced are Total Net Assets as of December 31, 2018.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

5

VANECK VIP GLOBAL GOLD FUND

(unaudited) (continued)

[1]	NYSE Arca Gold Miners (GDMNTR) Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

[2]	MVIS Global Junior Gold Miners Index (MVGDXJTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of a global universe of publicly traded small- and medium-capitalization companies that generate at least 50% of their revenues from gold and/or silver mining, hold real property that has the potential to produce at least 50% of the company’s revenue from gold or silver mining when developed, or primarily invest in gold or silver.

[3]	U.S. Dollar Index (DXY) indicates the general international value of the U.S. dollar. The DXY does this by averaging the exchange rates between the U.S. dollar and six major world currencies: Euro, Japanese yen, Pound sterling, Canadian dollar, Swedish kroner, and Swiss franc.
6

VANECK VIP GLOBAL GOLD FUND

PERFORMANCE COMPARISON

December 31, 2018 (unaudited)

Average Annual
Total Return	Fund
12/31/18	Class S	GDMNTR	MSCI ACWI
One Year	(15.70)%	(8.54)%	(8.93)%
Five Year	(0.16)%	0.95%	4.82%
Life*	(4.60)%	(4.67)%	6.66%
Cumulative	(23.47)%	(23.80)%	44.27%

*	Inception date for the Fund was 4/26/13 (Class S).

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index.	Hypothetical Growth of $10,000 (Since Inception: Class S)

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees, if any, and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

The NYSE Arca Gold Miners Index (GDMNTR) is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in mining for gold (reflects no deduction for expenses or taxes, except withholding taxes).

MSCI All Country World Index (MSCI ACWI) represents large- and mid-cap companies across 23 developed and 24 emerging market countries (reflects no deduction for expenses or taxes).

7

VANECK VIP GLOBAL GOLD FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 to December 31, 2018.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

			Expenses Paid
		Ending	During the Period*
	Beginning	Account Value	July 1, 2018 -
	Account Value	December 31,	December 31,
	July 1, 2018	2018	2018
Van Eck VIP Global Gold Fund
Actual	$1,000.00	$891.00	$6.91
Hypothetical**	$1,000.00	$1,017.90	$7.37

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2018) of 1.45%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
9

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2018

Number of Shares		Value
COMMON STOCKS: 95.0%

Australia: 18.4%
344,000	Bellevue Gold Ltd. * #	$99,666
673,525	Cardinal Resources Ltd. *	203,991
531,192	Evolution Mining Ltd. #	1,381,851
1,054,210	Gold Road Resources Ltd. * #	483,280
12,900	Newcrest Mining Ltd. #	198,261
122,400	Northern Star Resources Ltd. #	798,973
149,639	OceanaGold Corp. (CAD)	545,856
157,000	SolGold Plc (GBP) *	73,541
1,321,000	West African Resources Ltd. * #	232,769
370,700	West African Resources Ltd. (CAD) *	66,526
		4,084,714
Canada: 63.0%
24,287	Agnico-Eagle Mines Ltd. (USD)	981,195
100,140	Alamos Gold, Inc. (USD)	360,504
37,800	Allegiant Gold Ltd. *	8,583
42,000	Allegiant Gold Ltd. * # ø	9,537
39,900	Auryn Resources, Inc. *	36,533
581,088	B2Gold Corp. (USD) *	1,696,777
69,600	Barrick Gold Corp. (USD)	942,384
127,000	Bear Creek Mining Corp. *	96,748
27,000	Bonterra Resources, Inc. * # § ø	49,145
84,814	Bonterra Resources, Inc. *	160,905
Number of Shares		Value
Canada: (continued)
183,200	Columbus Gold Corp. *	$26,839
267,843	Continental Gold, Inc. *	441,435
254,026	Corvus Gold, Inc. *	489,370
197,400	Eastmain Resources, Inc. *	23,858
112,019	First Mining Gold Corp. *	20,103
68,541	Gold Standard Ventures Corp. (USD) *	85,676
51,300	Goldcorp, Inc. (USD)	502,740
36,000	Golden Star Resources Ltd. (USD) *	113,400
55,086	GT Gold Corp. *	24,614
127,700	IAMGOLD Corp. (USD) *	469,936
155,500	Kinross Gold Corp. (USD) *	503,820
82,752	Kirkland Lake Gold Ltd. (USD)	2,159,000
150,609	Leagold Mining Corp. *	190,854
669,442	Liberty Gold Corp. *	149,560
25,500	Lundin Gold, Inc. *	93,206
94,200	Midas Gold Corp. *	66,241
107,300	Nighthawk Gold Corp. *	34,582
99,000	Orezone Gold Corp. * #	41,335
334,688	Orezone Gold Corp. *	139,739
14,800	Osisko Gold Royalties Ltd. (USD)	129,944
198,700	Osisko Mining, Inc. *	446,828
135,200	Otis Gold Corp. *	9,903
80,400	Premier Gold Mines Ltd. *	94,817
37,000	Pretium Resources, Inc. (USD) *	312,650
129,000	Probe Metals, Inc. *	124,729
383,000	Pure Gold Mining, Inc. *	182,354
326,806	Rio2 Ltd. *	114,904

See Notes to Consolidated Financial Statements

10

Number
of Shares		Value
Canada: (continued)
326,600	Sabina Gold and Silver Corp. *	$294,256
192,800	Semafo, Inc. *	416,613
30,800	SSR Mining, Inc. (USD) *	372,372
45,200	TMAC Resources, Inc. * Reg S	227,126
47,400	Wheaton Precious Metals Corp. (USD)	925,722
180,248	Yamana Gold, Inc. (USD)	425,385
		13,996,222
Mexico: 1.7%
34,600	Fresnillo Plc (GBP) #	380,189

Monaco: 0.6%
7,980	Endeavour Mining Corp. (CAD) *	130,584
South Africa: 0.2%
12,500	Gold Fields Ltd. (ADR)	44,000
United Kingdom: 2.8%
7,250	Randgold Resources Ltd. (ADR) #	619,759
United States: 8.3%
147,500	Argonaut Gold, Inc. *	168,547
39,300	Newmont Mining Corp.	1,361,745
3,500	Royal Gold, Inc.	299,775
		1,830,067
Total Common Stocks (Cost: $18,092,197)		21,085,535
Number
of Shares		Value
WARRANTS: 0.1%

Canada: 0.1%
61,000	Alio Gold, Inc. (CAD 3.44, expiring 01/22/20) * # §	$322
42,000	Allegiant Gold Ltd. (CAD 1.20, expiring 01/30/20) * # § ø	1,154
80,000	Bonterra Resources, Inc. (CAD 5.60, expiring 12/28/19) * # §	835
27,985	Leagold Mining Corp. (CAD 3.70, expiring 05/24/20) * # §	1,076
352,000	Liberty Gold Corp. (CAD 0.60, expiring 10/02/21) * # §	9,669
61,000	Probe Metals, Inc. (CAD 1.45, expiring 06/19/20) * # §	10,724
159,000	Pure Gold Mining, Inc. (CAD 0.85, expiring 05/24/20) * # §	9,608
Total Warrants (Cost: $41,932)		33,388
MONEY MARKET FUND: 3.7% (Cost: $819,636)
819,636	AIM Treasury Portfolio — Institutional Class	819,636
Total Investments: 98.8% (Cost: $18,953,765)		21,938,559
Other assets less liabilities: 1.2%		267,434
NET ASSETS: 100.0%		$22,205,993

Definitions:
ADR	American Depositary Receipt
CAD	Canadian Dollar
GBP	British Pound
USD	United States Dollar

See Notes to Consolidated Financial Statements

11

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

(continued)

Footnotes:
*	Non-income producing
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $4,328,153 which represents 19.5% of net assets.
§	Illiquid Security – the aggregate value of illiquid securities is $82,533 which represents 0.4% of net assets.
ø	Restricted Security – the aggregate value of restricted securities is $59,836, or 0.3% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Restricted securities held by the Fund as of December 31, 2018 are as follows:

	Acquisition	Number of	Acquisition		% of
Security	Date	Shares	Cost	Value	Net Assets
Allegiant Gold Ltd.	11/20/2017	42,000	$19,879	$9,537	0.1%
Allegiant Gold Ltd.
Warrants	02/09/2018	42,000	—	1,154	0.0
Bonterra Resources, Inc.	10/26/2018	27,000	68,096	49,145	0.2
			$87,975	$59,836	0.3%

Summary of Investments	% of
by Sector	Investments	Value
Diversified Metals & Mining	1.6%	$354,647
Gold	86.2	18,914,789
Precious Metals & Minerals	4.2	923,765
Silver	4.2	925,722
Money Market Fund	3.8	819,636
	100.0%	$21,938,559

See Notes to Consolidated Financial Statements

12

The summary of inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Australia	$889,914	$3,194,800	$—	$4,084,714
Canada	13,896,205	100,017	—	13,996,222
Mexico	—	380,189	—	380,189
Monaco	130,584	—	—	130,584
South Africa	44,000	—	—	44,000
United Kingdom	—	619,759	—	619,759
United States	1,830,067	—	—	1,830,067
Warrants*	—	33,388	—	33,388
Money Market Fund	819,636	—	—	819,636
Total	$17,610,406	$4,328,153	$—	$21,938,559

*	See Consolidated Schedule of Investments for geographic sector breakouts.

See Notes to Consolidated Financial Statements

13

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

Assets:
Investments, at value (Cost $18,953,765)	$21,938,559
Cash denominated in foreign currency, at value (Cost: $225)	225
Receivables:
Investments sold	194,432
Shares of beneficial interest sold	842,269
Dividends	7,994
Prepaid expenses	515
Total assets	22,983,994
Liabilities:
Payables:
Investments purchased	681,735
Shares of beneficial interest redeemed	35,158
Due to Adviser	1,949
Due to Distributor	4,122
Deferred Trustee fees	7,178
Accrued expenses	47,859
Total liabilities	778,001
NET ASSETS	$22,205,993
Shares of beneficial interest outstanding	3,572,741
Net asset value, redemption and offering price per share	$6.22
Net Assets consist of:
Aggregate paid in capital	$26,593,005
Total distributable earnings (loss)	(4,387,012)
$22,205,993

See Notes to Consolidated Financial Statements

14

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

Income:
Dividends (net of foreign taxes withheld of $7,375)		$188,809
Expenses:
Management fees	$150,392
Distribution fees	50,131
Transfer agent fees	26,042
Administration fees	50,131
Custodian fees	18,048
Professional fees	115,779
Reports to shareholders	20,430
Insurance	1,072
Trustees’ fees and expenses	2,770
Interest	606
Other	1,077
Total expenses	436,478
Waiver of management fees	(144,998)
Net expenses		291,480
Net investment loss		(102,671)
Net realized gain (loss) on:
Investments		(905,248)
Forward foreign currency contracts		(3,778)
Foreign currency transactions and foreign denominated assets and liabilities		1,288
Net realized loss		(907,738)
Net change in unrealized appreciation (depreciation) on:
Investments		(2,381,776)
Foreign currency transactions and foreign denominated assets and liabilities		917
Net change in unrealized appreciation (depreciation)		(2,380,859)
Net Decrease in Net Assets Resulting from Operations		$(3,391,268)

See Notes to Consolidated Financial Statements

15

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2018	2017
Operations:
Net investment loss	$(102,671)	$(206,412)
Net realized loss	(907,738)	(1,596,742)
Net change in unrealized appreciation (depreciation)	(2,380,859)	3,861,573
Net increase (decrease) in net assets resulting from operations	(3,391,268)	2,058,419
Dividends to shareholders:
Dividends and Distributions	(628,368)	(992,773)
Share transactions*:
Proceeds from sale of shares	13,149,811	14,955,535
Reinvestment of dividends and distributions	628,368	992,773
Cost of shares redeemed	(8,912,469)	(15,177,694)
Net increase in net assets resulting from share transactions	4,865,710	770,614
Total increase in net assets	846,074	1,836,260
Net Assets:
Beginning of year	21,359,919	19,523,659
End of year (a)	$22,205,993	$21,359,919
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Shares sold	1,997,299	1,961,263
Shares reinvested	86,087	126,468
Shares redeemed	(1,319,350)	(2,025,338)
Net increase	764,036	62,393

(a)	Includes undistributed net investment loss of $812,073, in 2017. S-X Disclosure Simplification eliminated the requirement to disclose undistributed net investment income (loss) in 2018 (See Note 10).

See Notes to Consolidated Financial Statements

16

VANECK VIP GLOBAL GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Year Ended December 31,
	2018		2017		2016	2015	2014
Net asset value, beginning of year	$7.60		$7.11		$4.83	$6.42	$6.85
Income from investment operations:
Net investment loss	(0.03	)(b)	(0.07	)(b)	(0.04)	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	(1.13)		0.91		2.35	(1.54)	(0.36)
Total from investment operations	(1.16)		0.84		2.31	(1.56)	(0.40)
Less dividends and distributions from:
Net investment income	(0.22)		(0.35)		(0.03)	–	(0.03)
Net realized capital gains	–		–		–	(0.03)	–
Total dividends and distributions	(0.22)		(0.35)		(0.03)	(0.03)	(0.03)
Net asset value, end of year	$6.22		$7.60		$7.11	$4.83	$6.42
Total return (a)	(15.70)%		11.63%		48.25%	(24.43)%	(5.89)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$22,206		$21,360		$19,524	$7,750	$7,599
Ratio of gross expenses to average net assets	2.18%		2.03%		1.84%	2.46%	2.41%
Ratio of net expenses to average net assets	1.45%		1.45%		1.45%	1.45%	1.45%
Ratio of net expenses to average net assets excluding interest expense	1.45%		1.45%		1.45%	1.45%	1.45%
Ratio of net investment loss to average net assets	(0.51)%		(0.96)%		(1.00)%	(0.57)%	(0.88)%
Portfolio turnover rate	45%		65%		57%	44%	33%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares. Total returns do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the returns would be lower than those shown.
(b)	Calculated based upon average shares outstanding.

See Notes to Consolidated Financial Statements

17

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2018

Note 1—Fund Organization—VanEck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Global Gold Fund (the “Fund”) is a non-diversified series of the Trust and seeks long-term capital appreciation by investing in common stocks of gold-mining companies or directly in gold bullion and other metals. The Fund may effect certain investments through the wholly owned VIP Gold Fund Subsidiary (the “Subsidiary”). The Fund currently offers a single class of shares: Class S shares.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services — Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. market, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities
18

in other situations, such as when a particular foreign market is closed but the Fund is open. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (“the Adviser”) provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Consolidated Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:
19

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Consolidated Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Consolidated Schedule of Investments.

B.	Basis for Consolidation—The Subsidiary, a Cayman Islands exempted company, was incorporated on January 25, 2013. The Subsidiary acts as an investment vehicle in order to effect certain investments on behalf of the Fund. All interfund account balances and transactions between the Fund and Subsidiary have been eliminated in consolidation. As of December 31, 2018, the Fund held $20,223 in its Subsidiary, representing 0.09% of the Fund’s net assets.

C.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Consolidated Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments and forward foreign currency contracts, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign
20

currency transactions and foreign denominated assets and liabilities in the Consolidated Statement of Operations.

E.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

Effective in the current reporting period, it is no longer required to separately present distributions from net investment income and distributions from net realized capital gains. Additionally, undistributed net investment income (loss) included in net assets is no longer disclosed separately in the Consolidated Statement of Changes in Net Assets. There were no distributions from realized capital gains in the prior fiscal year.

F.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Consolidated Schedule of Investments.

G.	Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment. Warrants held at December 31, 2018 are reflected in the Consolidated Schedule of Investments.

H.	Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk.
21

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. At December 31, 2018, the Fund held no derivative instruments.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities, gain currency exposure or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on forward foreign currency contracts in the Consolidated Statement of Operations. The Fund held forward foreign currency contracts for five months during the year ended December 31, 2018 with an average unrealized depreciation of $4,813. At December 31, 2018, the Fund held no forward foreign currency contracts.

The impact of transactions in derivative instruments during the year ended December 31, 2018, was as follows:

Foreign Currency Risk
Realized gain (loss):
Forward foreign currency contacts[1]	$(3,778)

[1]	Consolidated Statement of Operations location: Net realized gain (loss) on forward foreign currency contracts

I.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of setoff in those agreements allows the Fund to set off any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Fund may pledge or receive cash and/or securities as collateral for derivative instruments. Collateral held, if any, at December 31, 2018 is presented in the Consolidated Schedule of Investments.

J.	Components of Capital—Effective with the current reporting period, Net unrealized appreciation (depreciation), Undistributed net investment income (loss), and Accumulated net realized gain (loss) are aggregated and
22

disclosed as Total distributable earnings (loss) in the Consolidated Statement of Assets and Liabilities.

K.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Realized gains and losses are calculated on the identified cost basis.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.75% of the first $500 million of the Fund’s average daily net assets, 0.65% of the next $250 million of average daily net assets and 0.50% of the average daily net assets in excess of $750 million. The Adviser has agreed, until at least May 1, 2019, to waive management fees and assume expenses to prevent the Fund’s total annual operating expense (excluding acquired fund fees and expenses, interest expense, trading expenses, dividend and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.45% of the Fund’s average daily net assets. Refer to the Consolidated Statement of Operations for the amounts waived/assumed by the Adviser for the year ended December 31, 2018.

The Adviser also performs accounting and administrative services for the Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets for the Fund per year on the first $750 million of the average daily net assets, and 0.20% per year of the average daily net assets in excess of $750 million. The amount received by the Adviser pursuant to this contract for the year ended December 31, 2018 is recorded as Administration fees in the Consolidated Statement of Operations.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Fund’s distributor. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—12b-1 Plan of Distribution—The Trust and the Distributor are parties to a distribution agreement dated April 26, 2013. The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940

23

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Act. Pursuant to the Plan, the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts, and payments to the Distributor for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid in any one year is 0.25% of the Fund’s average daily net assets and is recorded as Distribution Fees in the Consolidated Statement of Operations.

Note 5—Investments—For the year ended December 31, 2018, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated to $12,566,376 and $8,931,142, respectively.

Note 6—Income Taxes—As of December 31, 2018, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$20,825,711	$4,342,940	$(3,239,707)	$1,103,233

At December 31, 2018, the components of distributable earnings (loss) on a tax basis, for the Fund, were as follows:

Undistributed Ordinary Income	Accumulated Capital Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings
$—	$(5,545,745)	$(7,784)	$1,166,517	$(4,387,012)

The tax character of dividends paid to shareholders was as follows:

	Year Ended December 31, 2018	Year Ended December 31, 2017
Ordinary income	$628,368	$992,773

At December 31, 2018, the Fund had capital loss carryforwards available to offset future capital gains, as follows:

Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
$(2,261,268)	$(3,284,477)	$(5,545,745)

During the year ended December 31, 2018 as a result of permanent book to tax differences due to a net operating loss and losses from the Fund’s Subsidiary, the Fund incurred differences that affected distributable earnings and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

24

Increase (Decrease) in Distributable Earnings	Increase (Decrease) in Aggregate Paid in Capital
$659,195	$(659,195)

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Consolidated Statement of Operations. During the year ended December 31, 2018, the Fund did not incur any interest or penalties.

Note 7—Principal Risks—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal, and by investing in gold bullion and coins. In addition, the Fund may invest up to 25% of its net assets in gold and silver coins, gold, silver, platinum and palladium bullion and exchange traded funds that invest in such coins and bullion and derivatives on the foregoing. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

25

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

At December 31, 2018, the aggregate shareholder accounts of three insurance companies owned approximately 72%, 15% and 8% of the Fund’s outstanding shares of beneficial interest.

A more complete description of risks is included in the Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust and the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Consolidated Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Consolidated Statement of Assets and Liabilities.

Note 9—Bank Line of Credit—The Trust participates with VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2018, the average daily loan balance during the 12 day period for which a loan was outstanding amounted to $493,001 and the average interest rate was 3.28%. At December 31, 2018, the Fund had no outstanding borrowings under the Facility.

Note 10—Recent Accounting Pronouncements—The Funds early adopted certain provisions of Accounting Standards Update No. 2018-13 Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) that eliminate and modify certain disclosure requirements for fair value measurements. The adoption of certain provisions of the ASU 2018-13 had no material effect on financial statements and related disclosures. Management is currently evaluating the potential impact of additional requirements, not yet adopted, to financial statements. The ASU 2018-13 is effective for fiscal years beginning after 15 December 2019 and for interim periods within those fiscal years.

26

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Consolidated Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distributions to shareholders in the Consolidated Statement of Changes in Net Assets. The amounts presented in the current Consolidated Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

Note 11—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the consolidated financial statements were issued.

27

VANECK VIP GLOBAL GOLD FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of VanEck VIP Global Gold Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of VanEck VIP Global Gold Fund (the “Fund”) (one of the Funds constituting the VanEck VIP Trust (the “Trust”)), including the consolidated schedule of investments, as of December 31, 2018, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of VanEck VIP Global Gold Fund (one of the Funds constituting the VanEck VIP Trust) at December 31, 2018, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and

28

performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, NY

February 15, 2019

29

VANECK VIP GLOBAL GOLD FUND

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2018:

Record Date:	01/30/2018
Payable Date:	01/31/2018

Ordinary Income Paid Per Share	$0.203

Dividends Qualifying for the Dividends Received Deduction for Corporations	2.26%*

Foreign Source Income	11.12%*

Foreign Taxes Paid Per Share	$0.0025

*	Expressed as a percentage of the ordinary income distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments.

30

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2018 (unaudited)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to 2018.	11	Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; formerly Chairman of the Board of the New York Classical Theatre.

Jane DiRenzo Pigott 1957 (A)(G)	Trustee since July 2007	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	11	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

R. Alastair Short 1953 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present.	69	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds, June 2009-July 2016; Director, Kenyon Review.

Richard D. Stamberger 1959 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	Director, President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	69	Director, Food and Friends, Inc.
31

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2018 (unaudited) (continued)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Robert L. Stelzl 1945 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Co-Trustee, the estate of Donald Koll, 2012 to present; Trustee, Robert D. MacDonald Trust, 2015 to present; Trustee, GH Insurance Trusts, 2012 to present; Trustee, Joslyn Family Trusts, 2003 to 2014; President, Rivas Capital, Inc. (real estate property management services company), 2004 to December 2014.	11	Director and Chairman, Brookfield Properties, Inc. and Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
32

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel, and Assistant Secretary of the Adviser, Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers Corporation (VEARA) (since 2016); Associate, Clifford Chance US LLP (October 2011 to April 2016); Officer of other investment companies advised by the Adviser.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser (since 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 1996	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (since 2009); Vice President of VESC and VEARA (since 2009); Officer of other investment companies advised by the Adviser.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since January 2018	Vice President and Chief Compliance Officer of the Adviser and VEARA (since January 2018) and Chief Compliance Officer of VESC (since October 2018); Chief Compliance Officer, City National Rochdale, LLC and City National Rochdale Funds (December 2012 to January 2018); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 1955	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Since 2008 (Assistant Secretary); since 2016 (Vice President)	Vice President (since 2016), Associate General Counsel and Assistant Secretary (since 2008) and Assistant Vice President (2008 to 2016) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.
33

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2018 (unaudited) (continued)

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years
James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President (since May 2017) and Manager – Portfolio Administration (June 2010-May 2017) of the Adviser.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Since 2006 (Vice President and until 2014, also Assistant Secretary); since 2014 (Secretary and Chief Legal Officer); since 2016 (Senior Vice President)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) and Vice President (2006 to 2016) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.

Jan F. van Eck, 1963	Chief Executive Officer and President	Since 2010 (Chief Executive Officer and President, prior thereto, served as Executive Vice President)	Director, President, Chief Executive Officer and Owner of the Adviser; Director, President and Chief Executive Officer, VESC; Director, President and Chief Executive Officer, VEARA.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
34

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	VIPGGAR

ANNUAL REPORT December 31, 2018

VanEck VIP Trust

VanEck VIP Global Hard Assets Fund

800.826.2333	vaneck.com

Certain information contained in this shareholder letter represents the opinion of the investment adviser and may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of December 31, 2018.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  assets and payment history

■  risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons VanEck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does VanEck share?	Can you limit this sharing?
For our everyday business purposes—such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes—to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call us at 1-800-826-2333.
Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call us at 1-800-826-2333.

PRIVACY NOTICE

(unaudited) (continued)

Who we are
Who is providing this notice?	VanEck, its affiliates and funds sponsored or managed by VanEck (collectively “VanEck”).
What we do
How does VanEck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does VanEck collect my personal information?	We collect your personal information, for example, when you
■  open an account or give us your income information
■  provide employment information or give us your contact information
■  tell us about your investment or retirement portfolio
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only
■  sharing for affiliates’ everyday business purposes—information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a VanEck name such as Van Eck Securities Corporation and others such as Market Vectors Index Solutions GmbH.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ VanEck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
Other important information
California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.
Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among VanEck’s affiliates except with the authorization or consent of the Vermont resident.

VANECK VIP GLOBAL HARD ASSETS FUND

December 31, 2018 (unaudited)

Dear Shareholders:

We are pleased to present this annual report, which affords us the opportunity to provide both a brief review of the economic backdrop for the last 12 months and our outlook for 2019.

Review of 2018

As we wrote in our Market Insights research, which can be found at www.vaneck.com/blogs/market-insights/, we began 2018 by noting that global growth had gone from “ticking up” to “firmly in place” and that, while central banks were tightening, Europe remained “two years” behind the U.S. in this trend and had a trickier task. Further, our base case was for 10-year interest rates to rise to 3.5% with the curve not inverting. In its third longest bull market ever, we remained bullish on U.S. equities in the short-term, but were prepared for a correction. Finally, we believed that investors should not be underweight commodities as global growth was supporting the bullish “grind” trade narrative from supply cutbacks.

The big shock to this growth story came with concerns about European and Chinese growth in the summer of 2018. These, together with both unstable politics and weaker bank balance sheets, became obstacles to monetary policy normalization. This resulted in U.S. dollar strength and emerging markets equity weakness. In addition, rather than continuing to “grind” higher, commodities were hit by China worries and other factors and had a disappointing year.

2019 Outlook

Looking forward, three of our macro views for 2019 are that: 1) developed markets central banks are tightening, we believe that Europe continues to be “two years” behind the U.S. in this trend. It will remain a slow process and may well be slower than the U.S.; 2) the pace of U.S. Federal Reserve interest rate hikes slows, with a possible pause to hikes in the next 12 months; and, 3) China’s central bank is stimulating and harder-to-stimulate lending to private companies and financial reform continues. However, the government—the central bank supported by fiscal and other steps—wins in stimulating.

Our market views for the year include: 1) the withdrawal of liquidity will extend to credit and equities, which may result in a bumpier ride for many asset classes; 2) gold should benefit if rate hikes stop; commodities should benefit if China resurgence offsets developed world slowdown; and, 3) emerging markets should benefit on a relative basis if China stimulus works.

1

VANECK VIP GLOBAL HARD ASSETS FUND

(unaudited) (continued)

To keep you informed on an ongoing basis, we encourage you to stay in touch with us through the videos, email subscriptions, and research blogs available on our website, www.vaneck.com. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

We sincerely thank you for investing in VanEck’s investment strategies. On the following pages, you will find the performance discussion and financial statements for the fund for the twelve month period ended December 31, 2018. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck

CEO and President
VanEck VIP Trust

January 11, 2019

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus carefully before investing.

2

Management Discussion

The Initial Class shares of the VanEck VIP Global Hard Assets Fund (the “Fund”) lost -28.31% in the 12 months ended December 31, 2018, underperforming the S&P® North American Natural Resources Sector Index (SPGINRTR)1 which lost -21.07%. The most significant impact on the natural resources market and the Fund came from the combination of the escalating global trade disputes and the specter of rising of interest rates by the U.S. Federal Reserve.

2018 was a particularly disappointing year for us. Despite the fact that, from both a micro (the companies we follow) and industry perspective, fundamentals have rarely looked better, once again, the natural resources sector underperformed. Indeed, except for 2016, the sector has dramatically underperformed the broader market for four out of the last five years.

During the 12 month period, three factors in particular had a significant negative impact on the Fund’s performance. First, it suffered from its overweight exposure to oil and gas exploration and production companies operating in the Permian Basin which were hurt by constraints in pipeline takeaway capacity. Takeaway is usually a temporary issue as pipeline companies are reluctant to build new capacity until they feel confident that producers will contract for sufficient volumes. It also has been a perpetual issue as various shale basins have been developed over the last decade and we believed that in the Permian it would be well understood that adequate new capacity would be available in 2019. However, Permian based E&P companies were penalized when differentials between Midland and WTI crude prices blew out to as high as $17.90/barrel on August 31, 2018. Recently, differentials have narrowed to as little as $1.00/barrel yet most Permian players have yet to see a similar rebound.

Second, several of the diversified miners in which we invest fell victim to concerns around unique, company-specific, geopolitical issues, in particular in Africa. Geopolitical risks are also somewhat normal course in the mining industry and we mistakenly felt that most situations would have been at least partially recognized and incorporated into valuation.

Third, while the Fund benefited from its overweight exposure to the gold mining industry amidst the market chaos in the fourth quarter of the year, for the remaining nine months, however, this positioning resulted in a drag upon performance.

We believe that, trading at valuations as low as they are relative to the broader market, both energy and mining stocks currently present a

3

VANECK VIP GLOBAL HARD ASSETS FUND

(unaudited) (continued)

compelling buying opportunity. In addition, over the last 30 years, natural resource companies have rarely exhibited such a harmonic convergence of desirable fundamentals, including moderate-yet-increasing production growth, low-yet-efficient use of leverage, positive free cash flow generation, and a propensity to return capital to shareholders.

Market Review

At the start of 2018, the prospects for both the natural resources market and the Fund looked encouraging. The benefits (for example from tax cuts and lower regulation) from the first two years of President Trump’s administration were continuing to flow through and, while maybe not constituting a strong tailwind, they were certainly positive. Natural resources stocks looked cheap on a relative basis, and, in many case, also an absolute basis. Expectations were that commodity prices were going to be okay to good and, at minimum, there were going to be upward earnings revisions based on these.

Most exceptionally, natural resources companies accelerated their focus on returns and margins. Industry fundamentals were excellent: balance sheets were strong and returns were improving, as was the visibility and extent of both free cash flow generation and its return to shareholders—among the best we have ever observed.

By yearend, however, all such hopes had been thoroughly confounded, killed by the twin “evils” of trade and the Fed. Concerns around trade had started first with NAFTA, then touched on Europe, and, finally, moved to China, where things became really bad. Matters were only compounded by the Fed raising rates and, consequently, the U.S. dollar strengthening. The result for the two growth engines of the world economy was: 1) the market started to price in slower U.S. growth (a result of the Fed’s actions); and 2) trade tariffs started to slow down China growth (a result of President Trump’s actions).

Although crude oil prices had been pretty resilient for the most of the year, in its last six weeks or so, in a confluence of events, the bottom fell totally out of the market. These events included continuing exhortations by President Trump for Saudi Arabia to pump more oil, the egregious demise of Jamal Khashoggi, the continued liquidation (after February 2018) of massive speculative long positions in oil and, not least, crude oil production by the U.S., Saudi Arabia, and Russia, the three largest producers in the world, reaching all-time highs.

During the year, the Fed’s interest rate hikes and a strengthening U.S. dollar resulted in weaker gold prices, with gold equities following suit. In

4

the last quarter of the year, however, as the equity markets experienced increasing turmoil, investors rediscovered gold’s safe haven identity and the metal ended the year down only some 1.6%.

Trade concerns, together with fears around Chinese growth prospects and the impact on ultimate consumption (China remains the world’s largest consumer of base metals), “killed” mining companies. While bulks (coal and iron ore) did not suffer as badly, base metals were clobbered, with copper falling approximately 20%.

Grains—soybeans and corn in particular—were also hit hard by trade fears. And while fertilizer stocks held up ‘til close to the end of the year, they, too, rolled over when the market started throwing every other natural resources stock out.

Fund Review

Two of the key aspects that contributed to underperformance of the Fund relative to its benchmark were overweight positions and underperformance in both the oil and gas exploration and production and oil and gas drilling subindustries.

The strongest positive contribution to the Fund’s performance relative to the S&P North American Natural Resources Sector Index resulted from the absence of any allocation to the integrated oil and gas sub-industry.

Among the Fund’s top three performing individual positions were oil and gas exploration and production company RSP Permian, Inc., now part of Concho Resources Inc. (4.3% of Fund net assets*), solar energy company Sunrun Inc. (0.9% of Fund net assets*) and gold mining company Barrick Gold Corporation (2.7% of Fund net assets*). As part of the continuing theme of consolidation amongst oil & gas E&P companies, RSP Permian was acquired by Concho. In the energy space, residential solar continues to mature as an asset base, and 2018 was a pivotal year in securitizing these lower-risk, longer-dated assets. Sunrun continues to be a leader in securing an attractive cost of capital amidst higher interest rates, and its outperformance this year was a reflection of this continued execution as well as achieving installation growth above market. Barrick Gold benefitted both from its merger deal with Randgold and the rise in gold prices during the last quarter of the year.

Among the Fund’s three weakest performing companies were oil and gas exploration and production company Parsley Energy Inc. (2.9% of Fund net assets*), oil and gas drilling company Patterson-UTI Energy, Inc. (1.8% of Fund net assets*), and copper mining company First Quantum

5

VANECK VIP GLOBAL HARD ASSETS FUND

(unaudited) (continued)

Minerals Ltd. (3.3% of Fund net assets*). Parsley Energy and Patterson-UTI Energy both suffered from concerns about Permian Basin takeaway capacity bottlenecks and subsequent fears of lower drilling and oil field service activity. First Quantum Minerals was victim of concerns around potential changes in mining royalty taxation in Zambia.

Access investment and market insights from VanEck’s investment professionals by subscribing to our commentaries. To subscribe to the natural resources and commodities updates, please contact us at 800.826.2333 or visit www.vaneck.com/subscribe to register.

The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets sector, including real estate, precious metals, and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies.

The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in derivative, commodity-linked instruments, and illiquid securities. The Fund is also subject to inflation risk, market risk, non-diversification risk, and leverage risk. Please see the prospectus for information on these and other risk considerations

We very much appreciate your continued investment in the VanEck VIP Global Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.

Shawn Reynolds	Charles T. Cameron
Portfolio Manager	Deputy Portfolio Manager

January 23, 2019
6

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits, which are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

*	All Fund assets referenced are Total Net Assets as of December 31, 2018.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies, but excludes the chemicals industry and steel sub-industry.
7

VANECK VIP GLOBAL HARD ASSETS FUND

PERFORMANCE COMPARISON

December 31, 2018 (unaudited)

Average Annual
Total Return	Fund
12/31/18	Initial Class	SPGINRTR	MSCI ACWI
One Year	(28.31)%	(21.07)%	(8.93)%
Five Year	(11.41)%	(6.50)%	4.82%
Ten Year	0.59%	2.99%	10.05%

Average Annual
Total Return	Fund
12/31/18	Class S	SPGINRTR	MSCI ACWI
One Year	(28.48)%	(21.07)%	(8.93)%
Five Year	(11.64)%	(6.50)%	4.82%
Ten Year	0.30%	2.99%	10.05%

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The result is compared with the Fund’s benchmark, and may include a broad-based market index.

Performance of Class S shares will vary from that of the Initial Class shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Ten Year: Initial Class)

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees, if any, and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

8

PERFORMANCE COMPARISON

(unaudited) (continued)

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

The S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies (reflects no deduction for expenses or taxes).

MSCI All Country World Index (MSCI ACWI) represents large- and mid-cap companies across 23 developed and 24 emerging market countries (reflects no deduction for expenses or taxes).

9

VANECK VIP GLOBAL HARD ASSETS FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 to December 31, 2018.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

				Expenses Paid
			Ending	During the Period*
		Beginning	Account Value	July 1, 2018 -
		Account Value	December 31,	December 31,
		July 1, 2018	2018	2018
Van Eck VIP Global Hard Assets Fund
Initial Class	Actual	$1,000.00	$721.50	$4.77
	Hypothetical**	$1,000.00	$1,019.66	$5.60
Class S	Actual	$1,000.00	$720.80	$5.86
	Hypothetical**	$1,000.00	$1,018.40	$6.87

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2018), of 1.10% on Initial Class shares and 1.35% on Class S Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
11

VANECK VIP GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

December 31, 2018

Number of Shares		Value

COMMON STOCKS: 94.8%

Bermuda: 2.2%
238,000	Golar LNG Ltd. (USD)	$5,178,880
Brazil: 2.6%
462,600	Vale SA (ADR)	6,101,694
Canada: 20.5%
169,122	Agnico-Eagle Mines Ltd. (USD)	6,832,529
477,500	Barrick Gold Corp. (USD)	6,465,350
318,200	Encana Corp. (USD)	1,839,196
963,100	First Quantum Minerals Ltd.	7,788,327
133,600	Goldcorp, Inc. (USD)	1,309,280
378,600	IAMGOLD Corp. (USD) *	1,393,248
804,100	Kinross Gold Corp. (USD) *	2,605,284
179,065	Nutrien Ltd. (USD)	8,416,055
556,200	Teck Resources Ltd. (USD)	11,980,548
		48,629,817
Israel: 1.3%
91,800	SolarEdge Technologies, Inc. |(USD) *	3,222,180
Kuwait: 2.3%
3,890,609	Kuwait Energy Plc (GBP) * # § ø	5,483,177
Monaco: 0.4%
520,100	Scorpio Tankers, Inc. (USD)	915,376
Switzerland: 4.9%
2,923,865	Glencore Plc (GBP) #	10,871,120
1,237,700	Weatherford International Plc (USD) *	691,874
		11,562,994
Number of Shares		Value

United Kingdom: 5.3%
310,500	KAZ Minerals Plc #	$2,112,442
49,800	Randgold Resources Ltd. (ADR) #	4,257,103
125,500	Rio Tinto Plc (ADR)	6,084,240
		12,453,785
United States: 55.3%
47,900	Anadarko Petroleum Corp.	2,099,936
42,600	Bunge Ltd.	2,276,544
205,600	CF Industries Holdings, Inc.	8,945,656
85,200	Cimarex Energy Co.	5,252,580
396,000	CNX Resources Corp. *	4,522,320
99,594	Concho Resources, Inc. *	10,237,267
127,047	Diamondback Energy, Inc.	11,777,257
115,000	EOG Resources, Inc.	10,029,150
243,600	Green Plains Renewable Energy, Inc.	3,193,596
76,500	Halliburton Co.	2,033,370
171,200	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	3,261,360
58,300	Kirby Corp. *	3,927,088
107,400	Louisiana-Pacific Corp.	2,386,428
480,100	Nabors Industries Ltd.	960,200
198,550	Newfield Exploration Co. *	2,910,743
201,200	Newmont Mining Corp.	6,971,580
24,400	Ormat Technologies, Inc.	1,276,120
435,600	Parsley Energy, Inc. *	6,960,888

See Notes to Financial Statements

12

Number of Shares		Value

United States: (continued)
414,500	Patterson-UTI Energy, Inc.	$4,290,075
52,800	PBF Energy, Inc.	1,724,976
135,700	PDC Energy, Inc. *	4,038,432
75,000	Pioneer Natural Resources Co.	9,864,000
326,500	ProPetro Holding Corp. *	4,022,480
46,900	Schlumberger Ltd.	1,692,152
139,200	Steel Dynamics, Inc.	4,181,568
190,400	Sunrun, Inc. *	2,073,456
203,500	Superior Energy Services, Inc. *	681,725
254,300	Transocean Ltd. *	1,764,842
83,700	Tyson Foods, Inc.	4,469,580
253,700	WPX Energy, Inc. *	2,879,495
		130,704,864
Total Common Stocks (Cost: $242,688,018)		224,252,767
Number of Shares		Value

MONEY MARKET FUND: 4.8%
(Cost: $11,380,363)
11,380,363	AIM Treasury Portfolio – Institutional Class	$11,380,363
Total Investments: 99.6% (Cost: $254,068,381)		235,633,130
Other assets less liabilities: 0.4%		850,324
NET ASSETS: 100.0%		$236,483,454

Definitions:
ADR	American Depositary Receipt
GBP	British Pound
USD	United States Dollar

Footnotes:
*	Non-income producing
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $22,723,842 which represents 9.6% of net assets.
§	Illiquid Security - the aggregate value of illiquid securities is $5,483,177 which represents 2.3% of net assets.
ø	Restricted Security - the aggregate value of restricted securities is $5,483,177, or 2.3% of net assets.

Restricted securities held by the Fund as of December 31, 2018 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
Kuwait Energy Plc	08/06/2008	3,890,609	$11,764,893	$5,483,177	2.3%

See Notes to Financial Statements

13

VANECK VIP GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

(continued)

Summary of Investments by Sector	% of Investments	Value
Consumer Staples	2.9%	$6,746,124
Energy	44.6	105,043,987
Industrials	2.5	6,000,544
Information Technology	1.4	3,222,180
Materials	41.9	98,702,452
Real Estate	1.4	3,261,360
Utilities	0.5	1,276,120
Money Market Fund	4.8	11,380,363
	100.0%	$235,633,130

The summary of inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Bermuda	$5,178,880	$—	$—	$5,178,880
Brazil	6,101,694	—	—	6,101,694
Canada	48,629,817	—	—	48,629,817
Israel	3,222,180	—	—	3,222,180
Kuwait	—	5,483,177	—	5,483,177
Monaco	915,376	—	—	915,376
Switzerland	691,874	10,871,120	—	11,562,994
United Kingdom	6,084,240	6,369,545	—	12,453,785
United States	130,704,864	—	—	130,704,864
Money Market Fund	11,380,363	—	—	11,380,363
Total	$212,909,288	$22,723,842	$—	$235,633,130

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2018:

Common Stocks
Kuwait
Balance as of December 31, 2017	$4,295,461
Realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of level 3	(4,295,461)
Balance as of December 31, 2018	$—

Transfers from Level 3 to Level 2 resulted primarily from a pending cash acquisition agreement.

See Notes to Financial Statements

14

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

Assets:
Investments, at value (Cost $254,068,381)	$235,633,130
Cash	56,017
Receivables:
Shares of beneficial interest sold	1,033,708
Dividends	284,777
Prepaid expenses	8,404
Other assets	21,915
Total assets	237,037,951
Liabilities:
Payables:
Shares of beneficial interest redeemed	61,408
Due to Adviser	206,372
Due to Distributor	22,664
Deferred Trustee fees	116,763
Accrued expenses	147,290
Total liabilities	554,497
NET ASSETS	$236,483,454
Initial Class Shares:
Net Assets	$132,081,495
Shares of beneficial interest outstanding	7,759,100
Net asset value, redemption and offering price per share	$17.02
Class S Shares:
Net Assets	$104,401,959
Shares of beneficial interest outstanding	6,378,217
Net asset value, redemption and offering price per share	$16.37
Net Assets consist of:
Aggregate paid in capital	$388,051,825
Total distributable earnings (loss)	(151,568,371)
$236,483,454

See Notes to Financial Statements

15

VANECK VIP GLOBAL HARD ASSETS FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

Income:
Dividends (net of foreign taxes withheld of $114,930)		$3,817,220
Expenses:
Management fees	$3,167,055
Distribution fees – Class S Shares	345,068
Transfer agent fees – Initial Class Shares	35,957
Transfer agent fees – Class S Shares	26,879
Custodian fees	17,147
Professional fees	94,156
Reports to shareholders	86,558
Insurance	17,763
Trustees’ fees and expenses	25,603
Other	11,395
Total expenses		3,827,581
Net investment loss		(10,361)
Net realized loss on:
Investments		(13,704,615)
Foreign currency transactions and foreign denominated assets and liabilities		(4,064)
Net realized loss		(13,708,679)
Net change in unrealized appreciation (depreciation) on:
Investments		(79,867,969)
Net Decrease in Net Assets Resulting from Operations		$(93,587,009)

See Notes to Financial Statements

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment loss	$(10,361)	$(1,108,394)
Net realized loss	(13,708,679)	(22,539,669)
Net change in unrealized appreciation (depreciation)	(79,867,969)	13,856,970
Net decrease in net assets resulting from operations	(93,587,009)	(9,791,093)
Share transactions*:
Proceeds from sale of shares
Initial Class Shares	34,932,920	43,574,952
Class S Shares	27,127,504	34,097,115
	62,060,424	77,672,067
Cost of shares redeemed
Initial Class Shares	(51,066,791)	(62,510,160)
Class S Shares	(29,225,061)	(53,865,685)
	(80,291,852)	(116,375,845)
Net decrease in net assets resulting from share transactions	(18,231,428)	(38,703,778)
Total decrease in net assets	(111,818,437)	(48,494,871)
Net Assets:
Beginning of year	348,301,891	396,796,762
End of year (a)	$236,483,454	$348,301,891
* Shares of beneficial interest issued and redeemed (unlimited number of $.001 par value shares authorized):
Initial Class Shares:
Shares sold	1,576,548	1,946,391
Shares redeemed	(2,258,568)	(2,808,726)
Net decrease	(682,020)	(862,335)
Class S Shares:
Shares sold	1,263,288	1,567,492
Shares redeemed	(1,347,376)	(2,485,128)
Net decrease	(84,088)	(917,636)

(a)	Includes undistributed net investment loss of $79,623, in 2017. S-X Disclosure Simplification eliminated the requirement to disclose undistributed net investment income (loss) in 2018 (See Note 10).

See Notes to Financial Statements

17

VANECK VIP GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Initial Class Shares
	Year Ended December 31,
	2018	2017		2016	2015	2014
Net asset value, beginning of year	$23.74	$24.14		$16.88	$25.37	$31.39
Income from investment operations:
Net investment income (loss)	0.02 (b)	(0.05	)(b)	(0.05)	0.10	0.06
Net realized and unrealized gain (loss) on investments	(6.74)	(0.35)		7.39	(8.58)	(6.05)
Total from investment operations	(6.72)	(0.40)		7.34	(8.48)	(5.99)
Less dividends from:
Net investment income	—	—		(0.08)	(0.01)	(0.03)
Net asset value, end of year	$17.02	$23.74		$24.14	$16.88	$25.37
Total return (a)	(28.31)%	(1.66)%		43.71%	(33.45)%	(19.10)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$132,081	$200,403		$224,612	$176,087	$275,099
Ratio of gross expenses to average net assets	1.10%	1.09%		1.06%	1.05%	1.06%
Ratio of net expenses to average net assets	1.10%	1.09%		1.06%	1.05%	1.06%
Ratio of net expenses to average net assets excluding interest expense	1.10%	1.09%		1.06%	1.05%	1.06%
Ratio of net investment income (loss) to average net assets	0.10%	(0.21)%		(0.24)%	0.43%	0.19%
Portfolio turnover rate	15%	15%		45%	21%	31%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares. Total returns do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the returns would be lower than those shown.
(b)	Calculated based upon average shares outstanding

See Notes to Financial Statements

18

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class S Shares
	Year Ended December 31,
	2018		2017		2016	2015	2014
Net asset value, beginning of year	$22.89		$23.33		$16.35	$24.64	$30.55
Income from investment operations:
Net investment income (loss)	(0.03	)(b)	(0.10	)(b)	(0.09)	0.04	(0.02)
Net realized and unrealized gain (loss) on investments	(6.49)		(0.34)		7.15	(8.32)	(5.89)
Total from investment operations	(6.52)		(0.44)		7.06	(8.28)	(5.91)
Less dividends from:
Net investment income	—		—		(0.08)	(0.01)	—
Net asset value, end of year	$16.37		$22.89		$23.33	$16.35	$24.64
Total return (a)	(28.48)%		(1.89)%		43.41%	(33.62)%	(19.35)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$104,402		$147,898		$172,185	$91,635	$118,163
Ratio of gross expenses to average net assets	1.35%		1.34%		1.30%	1.31%	1.32%
Ratio of net expenses to average net assets	1.35%		1.34%		1.30%	1.31%	1.32%
Ratio of net expenses to average net assets excluding interest expense	1.35%		1.34%		1.30%	1.31%	1.32%
Ratio of net investment income (loss) to average net assets	(0.14)%		(0.47)%		(0.50)%	0.17%	(0.06)%
Portfolio turnover rate	15%		15%		45%	21%	31%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares. Total returns do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the returns would be lower than those shown.
(b)	Calculated based upon average shares outstanding

See Notes to Financial Statements

19

VANECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Note 1—Fund Organization—VanEck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Global Hard Assets Fund (the “Fund”) is a diversified series of the Trust and seeks long-term capital appreciation by investing primarily in hard asset securities. The Fund offers two classes of shares: Initial Class Shares and Class S Shares. The two classes are identical except Class S Shares are subject to a distribution fee.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services — Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. market, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures
20

contracts. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (the “Adviser”) provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.
21

VANECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Level 2 –	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Fund’s investments are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

Effective in the current reporting period, it is no longer required to separately present distributions from net investment income and distributions from net
22

realized capital gains. Additionally, undistributed net investment income (loss) included in net assets is no longer disclosed separately in the Statement of Changes in Net Assets. There were no distributions from realized capital gains in the prior fiscal year.

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

F.	Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. The Fund held no derivative instruments during the year ended December 31, 2018.

G.	Components of Capital—Effective with the current reporting period, Net unrealized appreciation (depreciation), Undistributed net investment income (loss), and Accumulated net realized gain (loss) are aggregated and disclosed as Total distributable earnings (loss) in the Statement of Assets and Liabilities.

H.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend
23

VANECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

date. Interest income, including amortization of premiums and discounts, is accrued as earned. Realized gains and losses are calculated on the specific identified cost basis.

Income, expenses (excluding class-specific expenses), and realized and unrealized gains (losses) are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the first $500 million of average daily net assets, 0.90% of the next $250 million of average daily net assets and 0.70% of the average daily net assets in excess of $750 million. The Adviser has agreed, until at least May 1, 2019, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividend and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.20% and 1.45% of average daily net assets for Initial Class Shares and Class S Shares, respectively. For the year ended December 31, 2018, no management fees were waived nor were any expenses assumed by the Adviser.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Fund’s distributor. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—12b-1 Plan of Distribution— The Trust and the Distributor are parties to a distribution agreement dated May 1, 2006. The Fund has adopted a Distribution Plan (the “Plan”) for Class S Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund is authorized to incur distribution expenses for its Class S Shares which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts, and payments to the Distributor for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The

24

amount paid in any one year is 0.25% of average daily net assets for Class S Shares and is recorded as Distribution Fees in the Statement of Operations.

Note 5—Investments—For the year ended December 31, 2018, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated to $45,543,691 and $71,759,107, respectively.

Note 6—Income Taxes—As of December 31, 2018, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$264,423,727	$46,378,350	$(75,168,947)	$(28,790,597)

At December 31, 2018, the components of distributable earnings (loss) on a tax basis, for the Fund, were as follows:

Undistributed Ordinary Income	Accumulated Capital Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings
$—	$(122,661,011)	$(116,763)	$(28,790,597)	$(151,568,371)

There were no distributions paid by the Fund during the years ended December 31, 2018 and December 31, 2017.

At December 31, 2018, the Fund had capital loss carryforwards available to offset future capital gains, as follows:

Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
$(9,769,641)	$(112,891,370)	$(122,661,011)

During the year ended December 31, 2018 as a result of permanent book to tax differences due to a net operating loss, the Fund incurred differences that affected distributable earnings and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Increase (Decrease) in Distributable Earnings	Increase (Decrease) in Aggregate Paid in Capital
$61,603	$(61,603)

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions,

25

VANECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the year ended December 31, 2018, the Fund did not incur any interest or penalties.

Note 7—Principal Risks—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal, and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

At December 31, 2018, the aggregate shareholder accounts of four insurance companies owned approximately 50%, 22%, 6%, and 5% of the Initial Class Shares and four insurance companies owned approximately 41%, 31%, 11%, and 6% of the Class S Shares.

A more complete description of risks is included in the Fund’s prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the

26

Trust and the VanEck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” on the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” on the Statement of Assets and Liabilities.

Note 9—Bank Line of Credit—The Trust participates with VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2018, the Fund had no outstanding borrowings under the Facility.

Note 10—Recent Accounting Pronouncements—The Funds early adopted certain provisions of Accounting Standards Update No. 2018-13 Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) that eliminate and modify certain disclosure requirements for fair value measurements. The adoption of certain provisions of the ASU 2018-13 had no material effect on financial statements and related disclosures. Management is currently evaluating the potential impact of additional requirements, not yet adopted, to financial statements. The ASU 2018-13 is effective for fiscal years beginning after 15 December 2019 and for interim periods within those fiscal years.

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distributions to shareholders in the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

Note 11—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

27

VANECK VIP GLOBAL HARD ASSETS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of VanEck VIP Global Hard Assets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of VanEck VIP Global Hard Assets Fund (the “Fund”) (one of the Funds constituting the VanEck VIP Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of VanEck VIP Global Hard Assets Fund (one of the Funds constituting the VanEck VIP Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(continued)

in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, NY

February 15, 2019

29

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2018 (unaudited)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to 2018.	11	Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; formerly Chairman of the Board of the New York Classical Theatre.

Jane DiRenzo Pigott 1957 (A)(G)	Trustee since July 2007	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	11	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

R. Alastair Short 1953 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present.	69	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds, June 2009 - July 2016; Director, Kenyon Review.

Richard D. Stamberger 1959 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	Director, President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	69	Director, Food and Friends, Inc.
30

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Robert L. Stelzl 1945 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Co-Trustee, the estate of Donald Koll, 2012 to present; Trustee, Robert D. MacDonald Trust, 2015 to present; Trustee, GH Insurance Trusts, 2012 to present; Trustee, Joslyn Family Trusts, 2003 to 2014; President, Rivas Capital, Inc. (real estate property management services company), 2004 to December 2014.	11	Director and Chairman, Brookfield Properties, Inc. and Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
31

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2018 (unaudited) (continued)

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel, and Assistant Secretary of the Adviser, Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers Corporation (VEARA) (since 2016); Associate, Clifford Chance US LLP (October 2011 to April 2016); Officer of other investment companies advised by the Adviser.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser (since 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 1996	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President; Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (since 2009); Vice President of VESC and VEARA (since 2009); Officer of other investment companies advised by the Adviser.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since January 2018	Vice President and Chief Compliance Officer of the Adviser and VEARA (since January 2018) and Chief Compliance Officer of VESC (since October 2018); Chief Compliance Officer, City National Rochdale, LLC and City National Rochdale Funds (December 2012 to January 2018); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 1955	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.
32

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Since 2008 (Assistant Secretary); since 2016 (Vice President)	Vice President (since 2016), Associate General Counsel and Assistant Secretary (since 2008) and Assistant Vice President (2008 to 2016) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President (since May 2017) and Manager – Portfolio Administration (June 2010 - May 2017) of the Adviser.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Since 2006 (Vice President and until 2014, also Assistant Secretary); since 2014 (Secretary and Chief Legal Officer); since 2016 (Senior Vice President)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) and Vice President (2006 to 2016) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.

Jan F. van Eck, 1963	Chief Executive Officer and President	Since 2010 (Chief Executive Officer and President, prior thereto, served as Executive Vice President)	Director, President, Chief Executive Officer and Owner of the Adviser; Director, President and Chief Executive Officer, VESC; Director, President and Chief Executive Officer, VEARA.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
33

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	VIPGHAAR

ANNUAL REPORT December 31, 2018

VanEck VIP Trust

VanEck VIP Unconstrained Emerging Markets Bond Fund

800.826.2333	vaneck.com

Certain information contained in this shareholder letter represents the opinion of the investment adviser and may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of December 31, 2018.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  assets and payment history

■  risk tolerance and transaction history

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Questions?	Call us at 1-800-826-2333.

PRIVACY NOTICE

(unaudited) (continued)

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VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

December 31, 2018 (unaudited)

Dear Shareholders:

We are pleased to present this annual report, which affords us the opportunity to provide both a brief review of the economic backdrop for the last 12 months and our outlook for 2019.

Review of 2018

As we wrote in our Market Insights research, which can be found at www.vaneck.com/blogs/market-insights/, we began 2018 by noting that global growth had gone from “ticking up” to “firmly in place” and that, while central banks were tightening, Europe remained “two years” behind the U.S. in this trend and had a trickier task. Further, our base case was for 10-year interest rates to rise to 3.5% with the curve not inverting. In its third longest bull market ever, we remained bullish on U.S. equities in the short-term, but were prepared for a correction. Finally, we believed that investors should not be underweight commodities as global growth was supporting the bullish “grind” trade narrative from supply cutbacks.

The big shock to this growth story came with concerns about European and Chinese growth in the summer of 2018. These, together with both unstable politics and weaker bank balance sheets, became obstacles to monetary policy normalization. This resulted in U.S. dollar strength and emerging markets equity weakness. In addition, rather than continuing to “grind” higher, commodities were hit by China worries and other factors and had a disappointing year.

2019 Outlook

Looking forward, three of our macro views for 2019 are that: 1) developed markets central banks are tightening, we believe that Europe continues to be “two years” behind the U.S. in this trend. It will remain a slow process and may well be slower than the U.S.; 2) the pace of U.S. Federal Reserve interest rate hikes slows, with a possible pause to hikes in the next 12 months; and, 3) China’s central bank is stimulating and harder-to-stimulate lending to private companies and financial reform continues. However, the government—the central bank supported by fiscal and other steps—wins in stimulating.

Our market views for the year include: 1) the withdrawal of liquidity will extend to credit and equities, which may result in a bumpier ride for many asset classes; 2) gold should benefit if rate hikes stop; commodities should benefit if China resurgence offsets developed world slowdown; and, 3) emerging markets should benefit on a relative basis if China stimulus works.

1

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

(unaudited) (continued)

To keep you informed on an ongoing basis, we encourage you to stay in touch with us through the videos, email subscriptions, and research blogs available on our website, www.vaneck.com. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

We sincerely thank you for investing in VanEck’s investment strategies. On the following pages, you will find the performance discussion and financial statements for the fund for the twelve month period ended December 31, 2018. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck

CEO and President

VanEck VIP Trust

January 11, 2019

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus carefully before investing.

2

Management Discussion

The Initial Class shares of the VanEck VIP Unconstrained Emerging Markets Bond Fund (the “Fund”) lost 6.14% over the 12 month period ended December 31, 2018, while the Fund’s benchmark—a blended index consisting of 50% J.P. Morgan Emerging Markets Bond Index Global Diversified Index1 (EMBI) and 50% J.P. Morgan Government Bond Index Emerging Markets Global Diversified Index2 (GBI-EM)—lost 5.15% over the same period. In terms of those two indices, the GBI-EM local currency3 index was down 6.21%, while the EMBI hard currency4 index lost 4.26% over the 12 month period. The Fund’s bottom up approach resulted in a defensive portfolio for most of 2018 in the form of low duration and selective local currency exposures. This positioning worked well for the Fund during most of 2018, except in December as risk assets rallied, supported by the U.S. Federal Reserve’s (Fed’s) dovish turn on interest rates.

Market Review

Emerging markets (EM) debt—particularly local currency—started the year well, but was pushed down in the second and third quarters by uncertainties about the consequences of global money supply tightening, and the ensuing outperformance of the U.S. dollar. During that period, EM economies with weaker fundamentals (such as larger financing requirements), and concerns about their policy directions, came under severe pressure and many EM central banks were forced to raise their policy rates more than would be justified by local fundamentals alone. Even though EM hard currency debt stabilized in the fourth quarter and local debt staged a “mini rally,” both ended the year in the red.

Global developments—especially higher interest rates in developed markets—were a big driver of EM’s performance in 2018. The U.S. Federal Reserve (the Fed) raised its target rate four times in order to tighten policy, which actually led to easier financial conditions in the second and third quarters as markets priced in risk. The Fed’s hikes initially hit duration generally, and EM hard currency debt specifically. However, a generalized U.S. dollar rally—spurred by the market perception about the relative outperformance of the U.S. economy—caused EM local currency to follow hard currency debt lower as well as the year wore on. Multiple political jitters in Europe (Germany and Italy) contributed to the U.S. dollar’s strength in the middle of the year. Trade tensions with China and renewed concerns about China’s slowdown was another notable development, which affected market perception about EM growth prospects. However, the outlook for risky assets, including

3

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

(unaudited) (continued)

EM, improved in the fourth quarter and some of the tailwinds behind it are set to last for a while. First, the Fed significantly softened its policy stance due to signs of moderating U.S. growth, reversing rising global interest rates and undercutting the dollar. Second, domestic activity in China is expected to benefit from sizable fiscal, and some monetary, stimulus that was implemented in 2018. Finally, European problems seem to be in hiatus, paving the way for euro strength (especially if the growth outlook is no longer deteriorating).

Fund Review

For the 12 months ending December, 2018, Brazil, Thailand, and Angola contributed most to the Fund’s performance, and exposures to Argentina, Venezuela, and Uruguay detracted most. The Fund was able to generate positive contributions from a list of less-owned emerging markets countries throughout 2018—for example, Angola, Mongolia, Belarus, Georgia, Cambodia, the Democratic Republic of Congo, and The United Arab Emirates. All these countries reacted positively to idiosyncratic, country-specific factors, boosting the Fund’s relative performance and highlighting the benefits of its bottom-up approach, especially in a down year. The Fund also benefited significantly by not owning Turkey, which is a large benchmark weight and sold off in the tumultuous year. On the other hand, the Fund’s defensive positioning in the form of low duration and low local currency exposures hurt the Fund during the fourth quarter of 2018.

During the year, the Fund took forward positions in a number of currencies that permitted long positions in securities. Forward positions in the Argentinian peso, Turkish lira, and Brazil real contributed positively to the Fund’s performance. Forward positions in the Mexican peso detracted. Forwards as a whole significantly mitigated the Fund’s negative performance for the period.

A number of important EM economies faced their own idiosyncratic challenges in 2018. Turkey, Mexico, and Brazil went through potentially transformative presidential elections, which might affect policy responses in coming months, especially if the global environment becomes challenging once again. The outcome of NAFTA negotiations added an extra dimension as regards Mexican assets-price performance. Argentina’s financing requirements were so large that they simply could not be met in the more challenging global environment, so the country turned to the International Monetary Fund (IMF). Argentina also showed that markets were unhappy when central banks resorted to large-scale currency interventions. Several major EMs found themselves in this group

4

in the middle of the year and this is something that should warrant attention going forward.

Access investment and market insights from VanEck’s investment professionals by subscribing to our commentaries. To subscribe to the emerging markets bonds updates, please contact us at 800.826.2333 or visit www.vaneck.com/subscribe to register.

The Fund is subject to risks associated with its investments in emerging markets debt securities. Investing in foreign denominated and/or domiciled securities may involve heightened risk due to currency fluctuations, and economic and political risks, which may be enhanced in emerging markets. As the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund will be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s return. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. The Fund may also be subject to credit risk, counterparty risk, interest rate risk, sovereign debt risk, tax risk, hedging risk, non-diversification risk, and risks associated with noninvestment grade securities. Please see the prospectus for information on these and other risk considerations.

We thoroughly appreciate your participation in the VanEck VIP Unconstrained Emerging Markets Bond Fund, and we look forward to helping you meet your investment goals in the future.

Eric Fine Portfolio Manager	David Austerweil Deputy Portfolio Manager

January 18, 2019
5

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

(unaudited) (continued)

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits, which are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes.

An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	J.P. Morgan Emerging Markets Bond Index Global Diversified Index (EMBI) tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S. dollar emerging markets debt benchmark.

[2]	J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (GBI-EM) tracks local currency bonds issued by emerging markets governments. The index spans over 15 countries.

[3]	Emerging markets local currency bonds are bonds denominated in the local currency of the issuer.

[4]	Hard currency refers to currencies that are generally widely accepted around the world such as the U.S. dollar, euro, or yen.
6

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

PERFORMANCE COMPARISON

December 31, 2018 (unaudited)

Average Annual Total Return 12/31/18	Fund Initial Class	50% GBI-EM 50% EMBI	GBI-EM	EMBI
One Year	(6.14)%	(5.15)%	(6.21)%	(4.26)%
Five Year	(0.08)%	1.95%	(0.96)%	4.80%
Ten Year	1.51%	6.71%	3.45%	8.20%

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The result is compared with the Fund’s benchmark, and may include a broad-based market index.	Hypothetical Growth of $10,000 (Ten Year: Initial Class)

On May 1, 2013, the Van Eck VIP Global Bond Fund implemented changes to its principal investment strategies and changed its name to the Van Eck VIP Unconstrained Emerging Markets Bond Fund. On May 1, 2015, the Van Eck VIP Unconstrained Emerging Markets Bond Fund changed its primary benchmark from the GBI-EM to the blended benchmark of 50% EMBI and 50% GBI-EM to reflect the unconstrained long-only nature of the Fund.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees, if any, and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An

7

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

PERFORMANCE COMPARISON

(unaudited) (continued)

index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

The 50/50 benchmark (“the Index”) is a blended index consisting of 50% J.P Morgan Emerging Markets Bond Index (EMBI) Global Diversified and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM) (reflects no deduction for expenses or taxes).

The J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM) tracks local currency bonds issued by Emerging Markets governments. The index spans over 15 countries (reflects no deduction for expenses or taxes).

J.P Morgan Emerging Markets Bond Index (EMBI) Global Diversified tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S.-dollar emerging markets debt benchmark (reflects no deduction for expenses or taxes).

8

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 to December 31, 2018.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

EXPLANATION OF EXPENSES

(unaudited) (continued)

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period* July 1, 2018 - December 31, 2018
VanEck VIP Unconstrained Emerging Market Bond Fund
Actual	$1,000.00	$997.40	$5.54
Hypothetical**	$1,000.00	$1,019.66	$5.60

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2018), of 1.10%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses.
10

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2018

Principal Amount			Value

CORPORATE BONDS: 32.1%

Argentina: 1.2%
USD	284,000	Cia General de Combustibles SA 9.50%, 11/07/19 (c) Reg S	$266,960
Bermuda: 1.3%
	311,000	Geopark Ltd. 6.50%, 09/21/21 (c) Reg S	288,841
Brazil: 1.3%
	359,000	Samarco Mineracao SA 5.75%, 10/24/23 (d) * Reg S	283,610
Cayman Islands: 3.3%
	215,000	China Evergrande Group 7.00%, 03/23/20	215,087
		Fantasia Holdings Group Co. Ltd.
	207,000	7.38%, 10/04/19 (c) Reg S	151,936
	133,000	8.38%, 03/08/21 Reg S	101,737
	244,000	NagaCorp. Ltd. 9.38%, 05/21/20 (c) 144A	250,836
			719,596
Colombia: 1.3%
	312,000	Credivalores-Crediservicios SAS 9.75%, 07/27/20 (c) 144A	273,000
Indonesia: 1.4%
	282,000	Bukit Makmur Mandiri Utama PT 7.75%, 02/13/20 (c) Reg S	281,891
	22,633	Bumi Resources Tbk PT 0.00%, 12/11/22 ^ (b) *	9,619
			291,510
Ireland: 1.3%
	285,000	Eurotorg LLC via Bonitron DAC 8.75%, 10/30/22 144A	286,579
Luxembourg: 3.6%
	312,000	CSN Resources SA 6.50%, 07/21/20 Reg S	302,484
	213,000	MHP Lux SA 6.95%, 04/03/26 144A	184,160
	280,000	Topaz Marine SA 9.13%, 07/26/19 (c) 144A	281,991
			768,635
Malaysia: 1.1%
MYR	983,000	Country Garden Real Estate Sdn Bhd 6.60%, 02/23/23	237,907

See Notes to Financial Statements

11

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

Mauritius: 1.3%
		HTA Group Ltd.
USD	58,000	9.13%, 03/08/19 (c) 144A	$59,131
	209,000	9.13%, 03/08/19 (c) Reg S	213,076
			272,207
Mexico: 0.0%
MXN	120,000	Corp. GEO SAB de CV 9.25%, 02/08/19 (c) (d) § *	30
Mongolia: 1.5%
USD	313,000	Trade & Development Bank of Mongolia LLC 9.38%, 05/19/20 Reg S	327,090
Netherlands: 0.9%
	211,000	Metinvest BV 7.75%, 01/23/23 (c) 144A	192,739
Nigeria: 1.1%
	246,000	SEPLAT Petroleum Development Co. Plc 9.25%, 04/01/20 (c) 144A	244,517
Panama: 1.2%
	251,000	AES El Salvador Trust II 6.75%, 01/30/19 (c) Reg S	224,959
	40,000	Avianca Holdings SA 8.38%, 01/30/19 (c) Reg S	38,750
			263,709
Peru: 1.6%
	122,000	Hunt Oil Co. of Peru LLC 6.38%, 06/01/28 144A	124,031
	111,000	Minsur SA 6.25%, 02/07/24 Reg S	113,886
	118,000	Nexa Resources Peru SAA 4.63%, 03/28/23 Reg S	115,346
			353,263
Singapore: 2.6%
		Eterna Capital Pte Ltd.
	25,382	6.00% 01/30/19 (c) Reg S	24,694
	228,878	8.00% 01/30/19 (c)	204,601
	323,000	Indika Energy Capital III Pte Ltd. 5.88%, 11/09/21 (c) Reg S	282,452
	69,003	Innovate Capital Pte Ltd. 6.00% 01/30/19 (c)	42,627
			554,374

See Notes to Financial Statements

12

Principal Amount			Value

Thailand: 1.0%
		Thaioil Treasury Center Co. Ltd.
	56,000	3.63%, 01/23/23 Reg S	$55,353
	156,000	4.63%, 11/20/28 144A	157,668
			213,021
Ukraine: 0.6%
	123,000	Kernel Holding SA 8.75%, 01/31/22 Reg S	118,275
United Kingdom: 3.2%
	257,620	DTEK Finance Plc 10.75% 01/31/19 (c)	237,938
	305,000	Petra Diamonds US$ Treasury Plc 7.25%, 05/01/19 (c) Reg S	282,887
	182,000	Tullow Oil Plc 7.00%, 03/01/21 (c) 144A	169,715
			690,540
United States: 1.3%
	301,000	Azul Investments LLP 5.88%, 10/26/21 (c) Reg S	282,191
Total Corporate Bonds (Cost: 7,150,822)			6,928,594

FOREIGN GOVERNMENT OBLIGATIONS: 65.6%

Argentina: 8.8%
ARS	27,208,176	Argentina POM Politica Monetaria 59.26% (Argentina Central Bank 7-day Repo Reference Rate+.00%), 06/21/20 (f)	783,441
USD	220,000	Argentine Republic Government International Bond 5.63%, 01/26/22	186,450
		Provincia de Buenos Aires
	371,000	9.13%, 03/16/24 Reg S	308,857
	640,000	10.88%, 01/26/21 Reg S	633,600
			1,912,348
Belarus: 2.5%
		Republic of Belarus International Bonds
	123,000	6.20%, 02/28/30 144A	113,372
	421,000	6.88%, 02/28/23 Reg S	430,693
			544,065
Brazil: 7.2%
		Brazil Notas do Tesouro Nacional, Series F
BRL	3,289,000	10.00%, 01/01/27	888,752
	2,445,000	10.00%, 01/01/29	664,863
			1,553,615

See Notes to Financial Statements

13

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

Czech Republic: 2.1%
		Czech Republic Government Bonds
CZK	5,360,000	0.45%, 10/25/23 Reg S	$224,746
	4,700,000	2.50%, 08/25/28 Reg S	220,748
			445,494
Dominican Republic: 1.7%
USD	368,000	Dominican Republic International Bond 5.50%, 01/27/25 Reg S	365,700
El Salvador: 3.8%
		El Salvador Government International Bonds
	295,000	5.88%, 01/30/25 Reg S	273,244
	546,000	7.38%, 12/01/19 Reg S	550,095
			823,339
Georgia: 2.1%
	426,000	Georgia Government International Bond 6.88%, 04/12/21 Reg S	448,184
Ghana: 2.0%
	437,000	Ghana Government International Bond 7.88%, 08/07/23 Reg S	429,016
Guatemala: 1.9%
	442,000	Guatemala Government Bond 4.50%, 05/03/26 Reg S	416,032
Indonesia: 4.6%
		Indonesia Treasury Bonds
IDR	6,911,000,000	5.63%, 05/15/23	441,549
	7,753,000,000	8.13%, 05/15/24	548,887
			990,436
Mexico: 4.5%
		Mexican Bonos
MXN	11,140,000	8.50%, 11/18/38	546,049
	8,050,000	10.00%, 12/05/24	435,485
			981,534
Mongolia: 1.2%
USD	263,000	Development Bank of Mongolia LLC 7.25%, 10/23/23 144A	258,540
Nigeria: 1.7%
	389,000	Nigeria Government International Bond 7.63%, 11/21/25 144A	376,641
Peru: 1.5%
PEN	1,047,000	Peru Government Bond 5.94%, 02/12/29 Reg S 144A	315,300
Rwanda: 1.1%
USD	229,000	Rwanda Government International Bond 6.63%, 05/02/23 Reg S	227,731

See Notes to Financial Statements

14

Principal Amount			Value

South Africa: 4.9%
		Republic of South Africa Government Bonds
ZAR	8,013,000	8.00%, 01/31/30	$504,266
	1,803,000	8.25%, 03/31/32	112,481
	5,870,000	10.50%, 12/21/26	444,233
			1,060,980
Thailand: 8.7%
		Thailand Government Bonds
THB	16,409,000	2.13%, 12/17/26	493,295
	17,578,000	2.40%, 12/17/23	546,218
	15,870,000	2.88%, 12/17/28	503,904
	9,799,000	3.78%, 06/25/32	332,062
			1,875,479
Ukraine: 3.5%
		Ukraine Government International Bonds
USD	357,000	8.99%, 02/01/24 144A	333,977
	460,000	9.75%, 11/01/28 144A	432,315
			766,292
Venezuela: 1.8%
		Venezuela Government International Bonds
	946,000	11.95%, 08/05/31 (d) * Reg S	225,857
	653,000	12.75%, 08/23/22 (d) * Reg S	156,720
			382,577

Total Foreign Government Obligations (Cost: 14,205,163)			14,173,303

Number of Shares

COMMON STOCK: 0.0%

Mexico: 0.0%
(Cost: $0)
	3,236	Corp. GEO SAB de CV * # § ∞	51
MONEY MARKET FUND: 1.6% (Cost: $354,748)
	354,748	AIM Treasury Portfolio—Institutional Class	354,748
Total Investments: 99.3% (Cost: $21,710,733)			21,456,696
Other assets less liabilities: 0.7%			149,196
NET ASSETS: 100.0%			$21,605,892

See Notes to Financial Statements

15

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(continued)

Definitions:
ARS	Argentine Peso
BRL	Brazilian Real
CZK	Czech Koruna
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
THB	Thai Baht
USD	United States Dollar
ZAR	South African Rand
Footnotes:
(b)	Contingent Value Right
(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer
(d)	Security in default of coupon payment
(f)	Floating Rate Bond - coupon reflects the rate in effect at the end of the reporting period
^	Zero Coupon Bond
*	Non-income producing
§	Illiquid Security - the aggregate value of illiquid securities is $81 which represents 0.0% of net assets.
∞	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $51 which represents 0.0% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $4,054,512, or 18.8% of net assets.

Summary of Investments by Sector	% of Investments	Value
Basic Materials	7.3%	$1,572,843
Communications	1.3	272,207
Consumer, Cyclical	4.0	858,356
Consumer, Non-cyclical	1.4	302,435
Energy	8.5	1,826,564
Financial	6.1	1,306,757
Government	66.1	14,173,303
Industrial	2.6	564,524
Utilities	1.0	224,959
Money Market Fund	1.7	354,748
	100.0%	$21,456,696

See Notes to Financial Statements

16

The summary of inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds*	$—	$6,928,594	$—	$6,928,594
Foreign Government
Obligations*	—	14,173,303	—	14,173,303
Common Stocks*	—	—	51	51
Money Market Fund	354,748	—	—	354,748
Total	$354,748	$21,101,897	$51	$21,456,696

*	See Schedule of Investments for geographic sector breakouts.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2018:

Common Stocks
Mexico
Balance as of December 31, 2017	$—
Realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	(158)
Purchases	—
Sales	—
Transfers in and/or out of level 3	209
Balance as of December 31, 2018	$51

Transfers from Level 1 to Level 3 resulted primarily from a decrease in securities trading activities.

See Notes to Financial Statements

17

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

Assets:
Investments, at value (Cost $21,710,733)	$21,456,696
Receivables:
Investments sold	30
Shares of beneficial interest sold	3,319
Due from Adviser	4,378
Dividends and interest	397,962
Prepaid expenses	635
Other assets	2,374
Total assets	21,865,394
Liabilities:
Payables:
Investments purchased	101,331
Shares of beneficial interest redeemed	50,182
Due to custodian	45,672
Deferred Trustee fees	9,058
Accrued expenses	53,259
Total liabilities	259,502
NET ASSETS	$21,605,892
Shares of beneficial interest outstanding	2,782,739
Net asset value, redemption and offering price per share	$7.76
Net Assets consist of:
Aggregate paid in capital	$25,150,041
Total distributable earnings (loss)	(3,544,149)
$21,605,892

See Notes to Financial Statements

18

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

Income:
Dividends		$15,056
Interest (net of foreign taxes withheld of $4,596)		1,651,665
Total income		1,666,721
Expenses:
Management fees	$241,797
Transfer agent fees	20,915
Custodian fees	17,633
Professional fees	79,101
Reports to shareholders	36,112
Insurance	2,088
Trustees’ fees and expenses	3,297
Interest	342
Other	2,249
Total expenses	403,534
Waiver of management fees	(137,279)
Net expenses		266,255
Net investment income		1,400,466
Net realized gain (loss) on:
Investments		(2,519,290)
Forward foreign currency contracts		335,432
Foreign currency transactions and foreign denominated assets and liabilities		(20,206)
Net realized loss		(2,204,064)
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign taxes of $(1,372))		(719,092)
Foreign currency transactions and foreign denominated assets and liabilities		(2,304)
Net change in unrealized appreciation (depreciation)		(721,396)
Net Decrease in Net Assets Resulting from Operations		$(1,524,994)

See Notes to Financial Statements

19

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$1,400,466	$1,993,677
Net realized gain (loss)	(2,204,064)	917,329
Net change in unrealized appreciation (depreciation)	(721,396)	321,979
Net increase (decrease) in net assets resulting from operations	(1,524,994)	3,232,985
Dividends to shareholders:
Dividends and Distributions	(1,862,609)	(641,416)
Share transactions*:
Proceeds from sale of shares	4,519,613	8,489,261
Reinvestment of dividends	1,862,609	641,416
Cost of shares redeemed	(8,435,072)	(11,653,043)
Net decrease in net assets resulting from share transactions	(2,052,850)	(2,522,366)
Total increase (decrease) in net assets	(5,440,453)	69,203
Net Assets:
Beginning of year	27,046,345	26,977,142
End of year (a)	$21,605,892	$27,046,345
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Shares sold	549,933	983,897
Shares reinvested	222,003	79,580
Shares redeemed	(1,027,203)	(1,348,075)
Net decrease	(255,267)	(284,598)

(a)	Includes undistributed net investment income of $1,788,301, in 2017. S-X Disclosure Simplification eliminated the requirement to disclose undistributed net investment income (loss) in 2018 (See Note 9).

See Notes to Financial Statements

20

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Initial Class Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$8.90	$8.12	$7.63	$9.33	$10.60
Income from investment operations:
Net investment income	0.47 (b)	0.60 (b)	0.36	0.56	0.67
Net realized and unrealized gain (loss) on investments	(0.97)	0.37	0.13	(1.70)	(0.49)
Total from investment operations	(0.50)	0.97	0.49	(1.14)	0.18
Less dividends and distributions from:
Net investment income	(0.64)	(0.19)	—	(0.56)	(0.56)
Net realized capital gains	—	—	—	—	(0.89)
Total dividends and distributions	(0.64)	(0.19)	—	(0.56)	(1.45)
Net asset value, end of year	$7.76	$8.90	$8.12	$7.63	$9.33
Total return (a)	(6.14)%	12.24%	6.42%	(13.09)%	2.18%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$21,606	$27,046	$26,977	$29,483	$37,026
Ratio of gross expenses to average net assets	1.67%	1.57%	1.34%	1.34%	1.20%
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net expenses to average net assets excluding interest expense	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets	5.80%	7.04%	4.06%	6.38%	6.34%
Portfolio turnover rate	286%	586%	595%	572%	441%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares. Total returns do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the returns would be lower than those shown.
(b)	Calculated based upon average shares outstanding

See Notes to Financial Statements

21

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Note 1—Fund Organization—VanEck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Unconstrained Emerging Markets Bond Fund (the “Fund”) is a non-diversified series of the Trust and seeks high total return (income plus capital appreciation) by investing globally, primarily in a variety of debt securities. The Fund currently offers a single class of shares: Initial Class Shares.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service approved by the Board of Trustees or provided by securities dealers. The pricing services, using methods approved by the Board of Trustees, may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and/or (ii) quotations from bond dealers to determine current value and are categorized as Level 2 in the fair value hierarchy (as described below). Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets and are categorized as Level 2 in the fair value hierarchy. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day.

22

Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy. The Fund may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. The Pricing Committee of Van Eck Associates Corporation (the “Adviser”) provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

23

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

The three levels of the fair value hierarchy are described below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Fund’s investments, are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, forward foreign currency contracts, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income

24

tax regulations, which may differ from such amounts determined in accordance with GAAP.

Effective in the current reporting period, it is no longer required to separately present distributions from net investment income and distributions from net realized capital gains. Additionally, undistributed net investment income (loss) included in net assets is no longer disclosed separately in the Statement of Changes in Net Assets. There were no distributions from realized capital gains in the prior fiscal year.

E.	Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedging activities. Details of this disclosure are found below. At December 31, 2018, the Fund held no derivative instruments.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities, gain currency exposure or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on forward foreign currency contracts in the Statement of Operations. The Fund held forward foreign currency contracts for 12 months during the year ended December 31, 2018 with an average

25

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

unrealized appreciation of $3,796. At December 31, 2018, the Fund held no forward foreign currency contracts.

The impact of transactions in derivative instruments during the year ended December 31, 2018, was as follows:

Foreign Currency Risk
Realized gain (loss):
Forward foreign currency contacts[1]	$335,432

[1]	Statement of Operations location: Net realized gain (loss) on forward foreign currency contracts

F.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of setoff in those agreements allows the Fund to set off any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Fund may pledge or receive cash and/or securities as collateral for derivative instruments. Collateral held, if any, at December 31, 2018 is presented in the Schedule of Investments.

G.	Components of Capital—Effective with the current reporting period, Net unrealized appreciation (depreciation), Undistributed net investment income (loss), and Accumulated net realized gain (loss) are aggregated and disclosed as Total distributable earnings (loss) in the Statement of Assets and Liabilities.

H.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Realized gains and losses are calculated on the identified cost basis. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the first $500 million of average daily net assets, 0.90% of the next $250 million of average daily net assets and 0.70% of the average daily net assets

26

in excess of $750 million. The Adviser has agreed, until at least May 1, 2019, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividend and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.10% of the Fund’s average daily net assets. Refer to the Statement of Operations for the amounts waived/assumed by the Adviser for the year ended December 31, 2018.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Fund’s distributor. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—Investments—For the year ended December 31, 2018, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated to $65,294,463 and $65,615,918, respectively.

Note 5—Income Taxes—As of December 31, 2018, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

	Gross	Gross	Net Unrealized
Tax Cost of	Unrealized	Unrealized	Appreciation
Investments	Appreciation	Depreciation	(Depreciation)
$21,725,730	$334,921	$(603,955)	$(269,034)

At December 31, 2018, the components of distributable earnings (loss) on a tax basis, for the Fund, were as follows:

Undistributed	Accumulated	Other	Unrealized	Total
Ordinary	Capital	Temporary	Appreciation	Distributable
Income	Losses	Differences	(Depreciation)	Earnings
$74,745	$(3,315,684)	$(31,360)	$(271,850)	$(3,544,149)

The tax character of dividends paid to shareholders was as follows:

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
Ordinary income	$1,862,609	$641,416

At December 31, 2018, the Fund had capital loss carryforwards available to offset future capital gains, as follows:

Short-Term	Long-Term
Capital Losses	Capital Losses
with No Expiration	with No Expiration	Total
$(3,315,684)	$—	$(3,315,684)

27

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Each year, the Fund assesses the need for any reclassifications due to permanent book to tax differences that affect distributable earnings / (losses) and aggregate paid in capital. Net assets are not affected by these reclassifications. During the year ended December 31, 2018, the Fund did not have any reclassifications.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the year ended December 31, 2018, the Fund did not incur any interest or penalties.

Note 6—Principal Risks—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different security transaction clearance and settlement practices and future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. The Fund may invest in debt securities which are rated below investment grade by rating agencies. Such securities involve more risk of default than higher rated securities and are subject to greater price variability.

The Fund may invest directly in the Russian local market. As a result of events involving Ukraine and the Russian Federation, the United States and the European Union (“EU”) have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact the Fund. Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers’ held by the Fund.

28

At December 31, 2018, the aggregate shareholder accounts of five insurance companies owned approximately 50%, 19%, 11%, 8%, and 5% of the Fund’s outstanding shares of beneficial interest.

A more complete description of risks is included in the Fund’s Prospectus and Statement of Additional Information.

Note 7—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust and the VanEck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” on the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” on the Statement of Assets and Liabilities.

Note 8—Bank Line of Credit—The Trust participates with VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2018, the average daily loan balance during the three day period for which a loan was outstanding amounted to $603,456 and the average interest rate was 2.81%. At December 31, 2018, the Fund had no outstanding borrowings under the Facility.

Note 9—Recent Accounting Pronouncements—The Funds early adopted certain provisions of Accounting Standards Update No. 2018-13 Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) that eliminate and modify certain disclosure requirements for fair value measurements. The adoption of certain provisions of the ASU 2018-13 had no material effect on financial statements and related disclosures. Management is currently evaluating the potential impact of additional requirements, not yet adopted, to financial statements. The ASU 2018-13 is effective for fiscal years beginning after 15 December 2019 and for interim periods within those fiscal years.

29

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distributions to shareholders in the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

The Financial Accounting Standards Board issued an Accounting Standards Update ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities, that shortens the amortization period for certain purchased callable debt securities held at premium to the earliest call date. The new guidance does not change the accounting for purchased callable debt securities held at a discount. The guidance is effective for public business entities for fiscal years beginning after 15 December 2018, and interim periods within those years. Early adoption is permitted. Management is currently evaluating the potential impact of this new guidance to the financial statements.

Note 10—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

30

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of VanEck VIP Unconstrained Emerging Markets Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of VanEck VIP Unconstrained Emerging Markets Bond Fund (the “Fund”) (one of the Funds constituting the VanEck VIP Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of VanEck VIP Unconstrained Emerging Markets Bond Fund (one of the Funds constituting the VanEck VIP Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included

31

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(continued)

examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, NY

February 15, 2019

32

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2018:

Record Date:	01/30/2018
Payable Date:	01/31/2018

Ordinary Income Paid Per Share	$0.6420
Dividends Qualifying for the Dividends Received Deduction for Corporations	0.00%*
Foreign Source Income	100.00%*
Foreign Taxes Paid Per Share	$0.00178

* Expressed as a percentage of the ordinary income distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments.

33

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2018 (unaudited)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to 2018.	11	Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; formerly Chairman of the Board of the New York Classical Theatre.

Jane DiRenzo Pigott 1957 (A)(G)	Trustee since July 2007	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	11	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

R. Alastair Short 1953 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present.	69	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds, June 2009 - July 2016; Director, Kenyon Review.

Richard D. Stamberger 1959 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	Director, President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	69	Director, Food and Friends, Inc.

34

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Robert L. Stelzl 1945 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Co-Trustee, the estate of Donald Koll, 2012 to present; Trustee, Robert D. MacDonald Trust, 2015 to present; Trustee, GH Insurance Trusts, 2012 to present; Trustee, Joslyn Family Trusts, 2003 to 2014; President, Rivas Capital, Inc. (real estate property management services company), 2004 to December 2014.	11	Director and Chairman, Brookfield Properties, Inc. and Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.

35

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2018 (unaudited) (continued)

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel, and Assistant Secretary of the Adviser, Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers Corporation (VEARA) (since 2016); Associate, Clifford Chance US LLP (October 2011 to April 2016); Officer of other investment companies advised by the Adviser.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser (since 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 1996	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (since 2009); Vice President of VESC and VEARA (since 2009); Officer of other investment companies advised by the Adviser.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since January 2018	Vice President and Chief Compliance Officer of the Adviser and VEARA (since January 2018) and Chief Compliance Officer of VESC (since October 2018); Chief Compliance Officer, City National Rochdale, LLC and City National Rochdale Funds (December 2012 to January 2018); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 1955	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

36

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Since 2008 (Assistant Secretary); since 2016 (Vice President)	Vice President (since 2016), Associate General Counsel and Assistant Secretary (since 2008) and Assistant Vice President (2008 to 2016) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President (since May 2017) and Manager – Portfolio Administration (June 2010 - May 2017) of the Adviser.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Since 2006 (Vice President and until 2014, also Assistant Secretary); since 2014 (Secretary and Chief Legal Officer); since 2016 (Senior Vice President)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) and Vice President (2006 to 2016) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.

Jan F. van Eck, 1963	Chief Executive Officer and President	Since 2010 (Chief Executive Officer and President, prior thereto, served as Executive Vice President)	Director, President, Chief Executive Officer and Owner of the Adviser; Director, President and Chief Executive Officer, VESC; Director, President and Chief Executive Officer, VEARA.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.

37

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	VIPUEMBAR

Item 2. CODE OF ETHICS.

(a)  The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  The Registrant's code of ethics is reasonably described in this Form N-CSR.

(c)  The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)  The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)  Not applicable.

(f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Trustees has determined that R. Alastair Short member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and
     4(g) are for the Funds of the Registrant for which the fiscal year end is
     December 31.

(a)  Audit Fees. The aggregate Audit Fees of Ernst & Young for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2018 and
     December 31, 2017, were $123,750 and $124,750, respectively.

(b)  Audit-Related Fees. Not applicable.

(c)  Tax Fees. The aggregate Tax Fees of Ernst & Young for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended
     December 31, 2018 and December 31, 2017, were $50,906 and $58,480, respectively.

(d)  All Other Fees

     None.

(e)  The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Funds, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee
     has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)  Not applicable.

(g)  Not applicable.

(h)  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     The Registrant's Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A))
     consisting of six Independent Trustees. Messrs. Lukomnik, Short,
     Stamberger, and Stelzl and Ms. Pigott currently serve as members of the
     Audit Committee. Mr. Short is the Chairman of the Audit Committee.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
     Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR
     270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and
     Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT
         INVESTMENT COMPANIES.

(a)  Not applicable.

(b)  Not applicable.

Item 13. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VANECK VIP TRUST

By (Signature and Title) /s/ John J. Crimmins, Treasurer and CFO
                         ---------------------------------------
Date March 8, 2019
     --------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date March 8, 2019
     --------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer and CFO
                        ------------------------------------------

Date March 8, 2019
     --------------